SCHEDULE 14A-4 INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                              [X] Preliminary Proxy
                   Statement [ ] Confidential, for Use of the
                      Commission only (as permitted by Rule
                                  14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
                     [ ] Revised Definitive Proxy Materials
                    [ ] Soliciting Material Under Rule 14a-12

                         Cedric Kushner Promotions, Inc.
                            (f/k/a/ Zenascent, Inc.)
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (1) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

2. Form, Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:

                         CEDRIC KUSHNER PROMOTIONS, INC.
                       1414 Avenue of Americas, Suite 406
                               New York, NY 10019

                                                             September 27, 2004

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Cedric Kushner Promotions, Inc. (f/k/a/ Zenascent, Inc.), to be held on October 25, 2004 at 9:30 AM at the offices of our counsel, Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, New York, New York 10018. We hope that you will be able to attend.

Enclosed you will find a notice setting forth the business to come before the Annual Meeting, which accompanies our proxy statement and proxy card. At the Annual Meeting, you will be asked to consider, among other things, proposals to elect two members of our Board of Directors, to amend our certificate of incorporation as described in the proxy statement, to amend our By-Laws as described in the proxy statement, to approve the adoption of our 2002 Stock Option Plan, and to ratify the appointment of our independent auditors for the current year. Copies of our 2003 Annual Report on Form 10-KSB and our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 are also enclosed with these materials.

The accompanying proxy statement also discusses our merger with Cedric Kushner Boxing, Inc., an integrated promotional, media and entertainment company for boxing matches and boxing-related content.

Your Board of Directors unanimously recommends that you vote "FOR" the election of each of the two nominees for the Board of Directors specified in the enclosed proxy statement, "FOR" the amendment of our certificate of incorporation and by-laws as provided in the proxy statement, "FOR" the adoption of our 2002 Stock Option Plan, and "FOR" the ratification of the appointment of our independent auditors for the current year.

Your vote is very important. Regardless of whether you plan to attend the meeting in person, your shares should be represented and voted. After carefully reviewing the enclosed proxy statement, please complete, sign, date and promptly return the proxy card in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Should you decide to attend the Annual Meeting in person, your return of the proxy card before the Annual Meeting will not prevent you from voting your shares in person at the Annual Meeting.

Sincerely,



Cedric Kushner
President


The accompanying  proxy statement dated September 27, 2004 is first being mailed to stockholders on or about September 28, 2004.

                         CEDRIC KUSHNER PROMOTIONS, INC.
                       1414 Avenue of Americas, Suite 406
                               New York, NY 10019

                    Notice of Annual Meeting of Stockholders


                                                             September 27, 2004

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Cedric Kushner Promotions, Inc. (f/k/a/ Zenascent, Inc.), to be held on October 25, 2004 at 9:00 AM at the offices of Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, New York, New York 10018, for the following important purposes:

     1. To elect Cedric Kushner, and James DiLorenzo to our board of directors, each to hold office until the 2005 Annual Meeting of stockholders and until his or her successor is duly elected and qualified;

     2. To amend our certificate of incorporation to delete information about our business purposes that is no longer accurate;

     3. To amend our certificate of incorporation to reclassify our Class A Common Stock and Class B Common Stock as a single class of Common Stock;

     4. To amend our certificate of incorporation to increase our authorized Common Stock from 20 million shares to 100 million shares;

     5. To amend our certificate of incorporation and by-laws to replace our classified board of directors with an unclassified board of directors;

     6. To amend our certificate of incorporation and by-laws to permit our stockholders to take action by written consent in lieu of a meeting;

     7.   To approve the adoption of our 2002 Stock Option Plan;

     8. To ratify the appointment of Wolinetz, Lafazan & Company, P.C. as independent auditors for the Company for the fiscal year ended December 31, 2004; and

     9. To transact such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

In addition to discussing in detail the items of business summarized above, the accompanying proxy statement describes our merger with Cedric Kushner Boxing, Inc., which is engaged in the business of promoting boxing events and professional boxers, as well as in the creation, distribution and maintenance of media properties related to boxing. As a result of this transaction and certain subsequent transactions, Cedric Kushner Boxing became our wholly-owned subsidiary and its stockholders became the holders of almost 74% of the aggregate voting power of our outstanding capital stock. As discussed in the accompanying proxy statement under Proposal 4, one reason that we are requesting our stockholders to approve an increase in our authorized capital stock is to facilitate the conversion of the convertible preferred stock that we issued in connection with this merger.

We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on September 24, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. If you choose to attend the Annual Meeting, you may vote in person even though you have previously returned your proxy card to the Company.

By Order of Your Board of Directors,


James DiLorenzo
Executive Vice President, Treasurer and Secretary

Whether or not you expect to be present at the Annual Meeting, please complete, sign, date and return the enclosed proxy card as soon as possible to ensure your representation at the Annual Meeting. Even if you have returned your proxy card, you may still vote in person at the Annual Meeting if you attend in person.


                                TABLE OF CONTENTS



                                                                                                              Page


General Information...............................................................................................4
      Voting Rights and Outstanding Shares........................................................................4
      Description of Capital Stock................................................................................4
      Revocability of Proxies.....................................................................................4
      Terms of Solicitation.......................................................................................5
      Where to Obtain More Information............................................................................5
      A Very Important Warning About Forward-Looking Statements...................................................5
      Annual Report...............................................................................................5

Change In Control:  The CKB Merger................................................................................6
      Parties to the Merger......................................................................................12
      Background of the Merger...................................................................................13
      Reasons for Approval by the Board of Directors.............................................................15
      Merger Consideration.......................................................................................15
      Interests of Certain Persons in the CKB Merger.............................................................18
      No Dissenters' Rights......................................................................................19
      Accounting Treatment.......................................................................................19
      Material Federal Income Tax Consequences...................................................................19

The CKB Merger Agreement.........................................................................................20
      The CKB Merger.............................................................................................20
      Effective Time of the CKB Merger...........................................................................20
      Treatment of CKB Securities................................................................................20
      Certificate of Incorporation and By-laws...................................................................21
      Officers and Directors Following the Merger................................................................21
      Representations and Warranties.............................................................................21
      Post-Merger Financing......................................................................................22
      Actions Following the CKB Merger...........................................................................23
      Continuing Indemnification of Officers and Directors.......................................................23
      Indemnification of the Parties.............................................................................23
      Merger with Big Content....................................................................................23

Recent Developments..............................................................................................25

Risk Factors.....................................................................................................26

Proposal 1 - Election of Directors...............................................................................33
      Nominees for Election to the Board of Directors............................................................33
      Vote Required..............................................................................................33
      Certain Relationships and Related Transactions.............................................................33
      Board Meetings During Fiscal Year 2003.....................................................................36
      Board Committees...........................................................................................36
      Legal Proceedings..........................................................................................36
      Security Ownership of Certain Beneficial Owners and Management.............................................41
      Section 16(a) Beneficial Ownership Reporting Compliance....................................................42
      Compensation of Directors and Executive Officers...........................................................43

Proposal 2 - Amendment of the Company's Certificate of Incorporation to Delete Any
      Reference to the Company's Business Purpose as Relating to Golfing Equipment or Apparel....................45
      Reasons for the Proposed Revision of Our Certificate of Incorporation......................................45
      Vote Required..............................................................................................45

Proposal 3 - Amendment of the Company's Certificate of Incorporation to Reclassify the
Company's Class A and Class B Common Stock as a Single Class of Common Stock.....................................46
      Reasons for the Proposed Reclassification of our Common Stock..............................................46
      Implementation of the Reclassification of our Common Stock.................................................46
      No Appraisal Rights........................................................................................47
      Vote Required..............................................................................................47

Proposal 4 - Amendment of the Company's Certificate of Incorporation to Increase the
Company's Authorized Common Stock to 100,000,000 Shares..........................................................48
      Reasons for the Proposed Increase..........................................................................48
      Vote Required..............................................................................................49
      Company Stock Option Plans.................................................................................49
      Description of the 1996 Incentive and Non-Qualified Stock Option Plan......................................49
      Description of the 1998 Incentive and Non-Qualified Stock Option Plan......................................50
      Financial Information......................................................................................51


                                       i


                          TABLE OF CONTENTS (continued)



Proposal 5 - Amendment of the Company's Certificate of Incorporation and By-Laws to
Replace the Company's Classified Board of Directors with a Non-Classified Board of Directors.....................52
      Current Board Structure and Proposed Declassification......................................................52
      Reasons for the Proposed Declassification of the Board of Directors........................................52
      Vote Required..............................................................................................52

Proposal 6 - Amendment of the Company's Certificate of Incorporation and By-Laws to
Permit the Company's Stockholders to Take Action by Written Consent in Lieu of a Meeting.........................53
      Reasons for Permitting Stockholder Action by Written Consent...............................................53
      Vote Required..............................................................................................53

Proposal 7 - Adoption of the Company's 2002 Stock Option Plan....................................................54
      Reasons for Adopting the 2002 Plan.........................................................................54
      Description of the 2002 Plan...............................................................................54
      Option Grants Under the 2002 Plan..........................................................................55
      Certain Federal Tax Consequences...........................................................................55
      Vote Required..............................................................................................56

Proposal 8 - Ratification Of Independent Auditors................................................................57
      Prior Auditors.............................................................................................57
      Engagement of Present Auditors.............................................................................57
      Vote Required..............................................................................................58

Miscellaneous....................................................................................................59
      Amendment and Restatement of Certificate of Incorporation..................................................59
      Matters To Be Presented at The 2003 Annual Meeting of Stockholders.........................................59
      Other Matters..............................................................................................59

Appendix A:  Agreement and Plan of Merger.......................................................................A-1

Appendix B:  Proposed Amendments to the Certificate of Incorporation of Zenascent, Inc..........................B-1

Appendix C:  Proposed Amendments to the By-Laws of Zenascent, Inc...............................................C-1

Appendix D:  CKP, Inc. 2002 Stock Option Plan...................................................................D-1

                         CEDRIC KUSHNER PROMOTIONS, INC.
                       1414 Avenue of Americas, Suite 406
                               New York, NY 10019

                               GENERAL INFORMATION

The enclosed proxy is solicited by and on behalf of the Board of Directors of Cedric Kushner Promotions, Inc. (f/k/a/ Zenascent, Inc.), a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders to be held at the offices of our counsel, Sichenzia Ross Friedman Ference LLP, 1065 Avenue of the Americas, New York, New York 10018, on October 25, 2004 (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. This proxy statement, the proxy card and the enclosed copies of our 2003 Annual Report on Form 10-KSB and our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 were mailed on or about September 28, 2004 to stockholders of record at the close of business on September 24, 2004 (the "Record Date").

Voting Rights and Outstanding Shares

As of September 24, 2004, the Company had outstanding:

i. 10,664,207 shares of Common Stock, par value $.01 per share, of all classes (the "Common Stock");
ii. 12,965,418 shares of Common Stock to be issued in connection with various stock based compensation agreements including debt financing convertible to common stock, stock issued for compensation and stock issued in lieu of interest on debt financing ;
iii. warrants to acquire 10,485,686 shares of Common Stock; iv. options to acquire 302,000 shares of Common Stock;
v. 117,500 shares of Series A Preferred Stock, par value $.01 per share, that are convertible into 1,175,000 shares of Common Stock (the "Series A Preferred Stock");
vi. 464,908 shares of Series B Convertible Preferred Stock, par value $0.01 per share, that are convertible into 23,245,390 shares of Common Stock (the "Series B Preferred Stock");
vii. 27,923 shares of Series C Redeemable Convertible Preferred Stock, par value $0.01 per share, that are convertible into 2,792,210 shares of Common Stock (the "Series C Preferred Stock");
viii.399,752 shares of Series D Preferred Stock, par value $0.01 per share, which are not convertible into Common Stock (the "Series D Preferred Stock"); and
ix. $1,462,350 in convertible debt that are convertible to approximately 3,400,000 shares of Common Stock to be issued.

As of September 24, 2004, 2004, the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are the only classes of voting securities of the Company. The Company's Common Stock is entitled to one vote per share; holders of shares of Series A Preferred Stock are entitled to 10 votes per share; holders of shares of Series B Preferred Stock are entitled to 50 votes per share (equivalent to one vote per share of Common Stock into which such shares of preferred stock convert); the holders of Series C Preferred Stock are entitled to 100 votes per share
(equivalent to one vote per share of Common Stock into which such shares of preferred stock convert); and the holders of Series D Preferred Stock are entitled to 50 votes per share.

Description of Capital Stock

The rights and preferences of our Series A Preferred Stock are described in "Recent Developments - Amendment of Series A Preferred Stock" below. The rights and preferences of our Series B Preferred Stock and Series C Preferred Stock are described in "Change in Control: The CKB Merger - Merger Consideration" below. The rights and preferences of our Series D Preferred Stock are described in "Recent Developments - Amendment of Series B Preferred Stock; Issuance of Series D Preferred Stock" below.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by mailing a written revocation or later-dated, completed and signed proxy card before the Annual Meeting or by simply attending the Annual Meeting and voting in person. You may not change your vote by facsimile or telephone.

Terms of Solicitation

The Company will bear the entire cost of solicitation of proxies, including the preparation, printing and mailing of this proxy statement, the proxy card and any additional materials furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, nominees and custodians holding in their names shares of Common Stock beneficially owned by others, for purposes of forwarding such materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors and officers of the Company. No additional compensation will be paid to such directors and officers for such services.

Where to Obtain More Information

The mailing address of the Company is 1414 Avenue of Americas, Suite 406, New York, New York 10019. Notices of revocation of a proxy should be sent to that address. Questions concerning the Annual Meeting can be answered by calling James DiLorenzo, our Executive Vice President, Secretary and Treasurer, at (212) 755-1944.

The Company is subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and files reports, proxy statements and other information required under the Exchange Act with the Commission. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials and information from the Commission can be obtained at existing published rates from the Public Reference Section of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which may be downloaded free of charge. When requesting such materials and information from the Commission please reference the Company's Commission file number which is "000-25563."

A Very Important Warning About Forward-Looking Statements

The Company makes various forward-looking statements in this document. These forward-looking statements are subject to many risks and uncertainties, and there can be no certainty that such statements will prove to be correct.

When words and expressions such as: "believes," "expects," "anticipates," "estimates," "plans," "intends," "objectives," "goals," "aims," "projects," "forecasts," "possible," "seeks," "may," "could," "should," "might," "likely," "enable" or similar words or expressions are used in this proxy statement, as well as statements beginning or ending with phrases such as "in our view," "there can be no assurance," "although no assurance can be given" or "there is no way to anticipate with certainty," forward-looking statements are being made in all of these instances.

These forward-looking statements speak solely as of the date of this proxy statement.

The Company does not intend to update or revise any forward-looking statements to reflect any changes in general economic, competitive or market conditions and developments beyond its control.

Annual Report

A copy of the Company's Annual Report on Form 10-KSB, as filed with the Commission for the fiscal year ended December 31, 2003, including the financial statements and schedules thereto, is enclosed with this proxy statement. The Company will provide additional copies of this Annual Report to stockholders free of charge upon written request to James DiLorenzo, our Executive Vice President, Treasurer and Secretary, at the Company's mailing address: 1414 Avenue of Americas, Suite 406, New York, New York 10019.

                        CHANGE IN CONTROL: THE CKB MERGER

On April 30, 2002, Zenascent Newco Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("ZNI"), was merged with and into Cedric Kushner Boxing, Inc., a privately-owned Delaware corporation ("CKB"). As a result of this transaction (which is referred to in this proxy statement as the "CKB Merger"), CKB became a wholly-owned subsidiary of the Company and its stockholders became the holders of almost 78% of the aggregate voting power of our outstanding capital stock (the former CKB stockholders currently hold almost 71% of the aggregate voting power of our outstanding capital stock). These new stockholders that own an aggregate voting power of 75% of our outstanding capital stock will be able to approve each of the items being voted on at the Annual Meeting. Moreover, pursuant to the terms of the CKB Merger, Cedric Kushner and James DiLorenzo, CKB's President and Executive Vice President, respectively, were appointed to the Company's Board of Directors.

Simultaneously, the Board of Directors appointed Messrs. Kushner and DiLorenzo as our President and Executive Vice President, Treasurer and Secretary, respectively.

This section and the section below entitled "The CKB Merger Agreement" describe aspects of the CKB Merger that we consider important, including the CKB Merger Agreement, which is attached as Appendix A to this proxy statement. While we believe that this section covers the material terms of the CKB Merger, it may not contain all of the information that is important to you.

Summary of Merger Terms

The following is a summary of the most significant terms of the CKB Merger Agreement; however, for a complete understanding of this transaction, you should carefully review the CKB Merger Agreement in its entirety:

     o At the closing of the CKB Merger, ZNI merged with and into CKB, wherein ZNI ceased to exist and CKB, as the surviving corporation of the Merger, became a wholly-owned subsidiary of the Company;

     o Messrs. Kushner and DiLorenzo were issued 399,751.37 shares of Series B Convertible Preferred Stock, par value $0.01 per share;

     o Livingston Investments, LLC, a Florida limited liability company and James DiLorenzo were issued 27,922.10 shares of Series C Convertible Redeemable Preferred Stock, par value $0.01 per share;

     o Livingston was issued a warrant to acquire 1,000,000 shares of our Common Stock, par value $0.01 per share;

     o The Company made a loan to CKP in the amount of $1,120,000, for a period of one-year and at an annual interest rate of ten percent;

     o A wholly-owned subsidiary of CKB merged with and into Big Content, Inc., a Delaware corporation; and

     o Costs related to effecting the merger, primarily professional fees, totaled approximately $681,000. Those costs have been expensed for the excess of the costs over the cash acquired as part of the merger.

The following is a list of the amount of consideration for the merger that was exchanged:

     o    Zenascent   issued  to  CKB's   stockholders   399,751.37   shares  of
          Zenascent's Series B Preferred Stock.

     o Zenascent issued to the former Big Content stockholders 27,923 shares of Zenascent's Series C Preferred Stock along with a warrant to purchase 1,000,000 shares of Zenascent's common stock and entered into a consulting agreement with one of the former Big Content stockholders in exchange for 30 shares of CKB stock.

The acquisition of Zenascent has been recorded based on the fair value of Zenascent's net liabilities, which amounted to approximately $2,794,000. The reverse acquisition was accounted for as a recapitalization. The financial statements are those of Cedric Kushner Boxing, Inc. and Subsidiaries prior to the date of the merger.

The following exhibits diagram the Company's changes prior to the merger:


                                    Exhibit A
                                 March 15, 1999

                         ------------------------------
                         |                            |
                         |            CKB             |
                         |  1,000 shares authorized   |
                         | Cedrick Kushner 530 shares |
                         |  Jim DiLorenzo 125 shares  |
                         |                            |
                         ------------------------------
                                       |
410 shares                             |                        100 shares
(41%)              -----------------------------------------      (10%)
                   |                                       |
                   |                                       |
            ----------------                      -----------------
           |     MPI        |                     |    Mackin     |
           | (Purchased 410 |                     | (Purchased 100|
           |   shares for   |                     |   shares for  |
           |   $4,850,000)  |                     |    $700,000)  |
            ----------------                      -----------------






On March 15, 1999, CKB sold to Media Partners International ("MPI") and Mackin Investments, LLC, ("Mackin") 510 shares of its common stock for an aggregate purchase price of $5,550,000.

                                   Exhibit B
                                 March 25,2000

                                       / \
                                      /   \
                                     /     \
                                    /       \
                                   /         \
                                  /           \
                                 /             \
                                /               \
                               /                 \
                   /----------/   James DiLorenzo \
                  /          /     (Transferred    \
20%              /          /  60.5 shares for 20%  \
                /          /        of rights)       \
               /           --------------------------
              /                             \                  60.5 treasury
             /                               \                    shares
            /                                 \
           /                                  ----------------------------
          /                                  |                           |
    ------------------                       |          CKB              |
   | CKB Intellectual |                      | 1,000 shares authorized   |
   | Property Rights  | ---------------------| Cedrick Kushner 530 shares|
   |  (zero book value|                      |James DiLorenzo 125 shares |
    ------------------                       ----------------------------
          /    /                                 /               \
         /    /             410 treasury        /                 \ 100 treasury
        /    /                 shares          /                   \   shares
       /    /                                 /                     \
      /    /                                 /                       \
     /    /        64%                    --------------           -----------
    /     \                              |              |         |            |
   /       \                             |     MPI      |         |   Mackin   |
  /         \                            | (Transfered  |         | (Transfered|
 |           \                           |410 shares for|         |  100 shares|
 |            -------------------------- |64% of rights)|         |     16%)   |
 |                                       |              |         |            |
 |                                        -------------            -----------
 |                                                                       /
  -----------------------------------------------------------------------

                  16%


On March 25, 2000, CKP repurchases the 510 shares of its common stock for 80% of current and future intellectual property rights owned by CKB. In addition, CKB transferred the remaining 20% of the intellectual property rights to Jim DiLorenzo in exchange for 60.5 shares of CKB.

                                   Exhibit C
                                 March 25, 2000

                                 --------------
                                /              \
                               /                \
                              /                  \
                             /     Livingston     \
                            /Transferred 5% of MPI \
                            \ o/s stock for 64% of /
                             \      rights)       /           Shares
                            / \                  /\          totaling 5%
                           /   \                /  \           of MPI
                          /     ----------------    \       outstanding
                         /                           \         shares
                        /                             \
                       /                               ------------------------
                      /                                |                       |
                     /                                 |        MPI            |
        ------------------                             |  (Transferred 64% of  |
       |   Intellectual   |                            |  rights to Livingston |
       |  Property Rights |  --------------------------|  for MPI o/s shares   |
       |       (64%)      |                            |   totaling 5% of total|
        ------------------                             |      outstanding)     |
                                                       |                       |
                                                       ------------------------



On March 25, 2000, MPI repurchased 5% of its common stock from Livingston Group, LLC in exchange for 64% interest in the intellectual property rights of CKB.

                                   Exhibit D
                                 March 25, 2000



      --------------------
     /                    \
    /                      \
   /                        \                   /  \
  /                          \                 /    \
 /                            \               /      \
/                              \             /        \
\        Livingston            /            /          \                               -------------
 \                            /            /            \                             |             |
  \                          /            /              \                            |   Mackin    |
   \                        /            / James DiLorenzo\                           | (Transfered |
    \                      /            /                  \                          | 100 shares  |
     \                    /            /                    \                         |    16%)     |
      \                  /            /                      \                        |             |
       -----------------   \     64%| ------------------------                        ------------
            \               \       |             \                             16%     /       /
             \               \      |             \          20%                      /       /
              \               \     |              \                                 /       /
               \               \    |               \                               /       /
                \               \   |                \                             /       /
                 \               \  |                 \                           /       /
                  \               \ |                  \                         /       /
                   \               \|                   \                       /       /
                    \               \                    \                     /       /
                     \              |\                    \                   /       /
                      \             | \                    \                 /       /
                       \  2,000,000 |  \                    \               /       /
                        \ shares    |   \                    \             /       /
                         \  (20%)   |    \                    \           /       /
                          \         |    ---------------------------------       /
                           \        |    |    Intellectual               |      /
                            \       |    |   Property Rights             |     /
                             \      |    |   Livingston - 64%            |    /
                              \     |    |  James DiLorenzo - 20%        |   / 1,600,000 shares
                               \    |    |       Mackin - 16%            |  /    (16%)
          6,400,000 shares      \   |    --------------------------------- /
                    (64%)        \  | 100% of         |                   /
                                  \ | Rights          |                  /
                                   --------------------------------------
                                   |             Big Content            |
                                   |          (issued 10,000,000        |
                                   |         Shares to acquire 100%     |
                                   |              of rights)            |
                                   --------------------------------------

On March 25, 2000, Big Content, Inc., ("Big Content") issued an aggregate of 10,000,000 shares of its common stock to James DiLorenzo, Livingston and Mackin for 100% of their interests in the intellectual property rights of CKB.

                                   Exhibit E
                                 March 14, 2000


                             ---------------------
                             |                   |
                             |    Big Content    |
                             | (10,000,000 shares|
                             |    outstanding)   |
                             |                   |
                             ---------------------
                                    |
                                    |
                                    |           Big Content exchanged all of its
                                    |           10,000,000 outstading shares for
                                    |           30 shares of CKB, a 10% Senior
                                    |           Promissory Note for $1,000,000
                                    |           and $50,000 cash
                                    |
                                    |
                       -----------------------------------
                       |              CKB                 |
                       | 1,000 Shares authorized and o/s  |
                       |   Cedric Kushner 365 shares      |
                       |   James DiLorenzo 64.5 shares    |
                       |     570.5 treasury shares        |
                       |                                  |
                       ------------------------------------

On March 15, 2002, CKB acquired Big Content in exchange for cash, shares of its common stock and a convertible note.

Parties To The CKB Merger

Zenascent, Inc.

We were incorporated under the laws of the State of Delaware as Hippo, Inc., a golf equipment and apparel manufacturer, in February 1996. From July 1997 to May 1998, we manufactured, marketed and distributed the HiPPO(R) brand of golf equipment in the United States and Canada, pursuant to a licensing agreement with Hippo Holdings, Ltd. In January 1998, we changed our name to Outlook Sports Technology, Inc. to reflect a greater focus on sports product research and development operations. In the first three months of the year 2000, we changed our management team and business mission. After a brief restructuring period, in January 2000 we appointed Adam Goldberg as our President and Steven Angel as our Executive Vice President and Secretary. In fiscal year 2000, in accordance with our redefined business model, we commenced operations as an Internet technology and e-commerce incubator. In connection with this change in business focus, we changed our name to Fusion Fund, Inc. In December 2000, we again changed our name to Zenascent, Inc. On or about February 2, 2001, our stock began trading on the "OTC:BB" under the symbol "ZENA."

From December 2000 through April 30, 2002, we were a non-operating public shell corporation with nominal assets. As a result of the CKB Merger, CKB is our wholly-owned subsidiary and we operate solely as a holding company.

Our principal executive offices are located at 1414 Avenue of Americas, Suite 406, New York, New York 10019 and our telephone number is (212) 755-1944.

Cedric Kushner Boxing, Inc.

CKB was incorporated under the laws of the State of Delaware on March 5, 1999. CKB is 100% owned by the Company. CKB functions as a holding company for the following subsidiaries:

Cedric Kushner Promotions, Ltd.

Cedric Kushner Promotions, Ltd. ("CKP"), incorporated as a New York corporation on March 23, 1993, manages the promotion of professional boxing events and professional boxers. It is a party to all contracts with boxers whom we promote. CKP provides event management that includes, among other things, securing venues/sites and coordinating promotions. It also manages boxing operations, including talent acquisition and development, matchmaking, and coordination with sport governing bodies. CKP typically acquires the rights to boxing athletes and packages those rights to television networks, venues, sponsors and other promoters. It has promotional rights to approximately 25 boxing athletes. CKP is 100% owned by CKB. CKP was dissolved by the State of New York Division of Corporations by proclamation on June 25, 2003. Until such time as CKP is reinstated, CKP's business is being performed through CKP and/or its other subsidiaries.

Cedric Kushner Sports Network, Ltd.

Cedric Kushner Sports Network, Ltd. ("CKSN"), incorporated as a New York corporation on June 4, 1993, is one of the suppliers of boxing talent to television networks, including Home Box Office, Inc. ("HBO"), Showtime Networks Inc. ("Showtime"), ESPN and Eurosport. CKSN is 100% owned by CKB. CKSN was dissolved by the State of New York Division of Corporations by proclamation on June 25, 2003. Until such time as CKSN is reinstated, CKSN's business is performed through CKP and/or its other subsidiaries.

Big Content

Big Content manages the creation, distribution (domestically and internationally), and maintenance of all of our media holdings, including our media library of videotaped boxing events and current original television programming. Media property assets also include the following series:

     o "Heavyweight Explosion": This monthly series, which originated in 1994, is one of the most successful boxing programming franchises in the world. The series is the anchor program of Eurosport's boxing schedule and is seen in over 100 countries each month. It also serves as CKP's "farm system" for identifying and securing relationships with emerging boxing prospects and has been the force behind many of the current top 20 heavyweights.

     o The "World Championship" Series: This series debuted in 1993 and also enjoys a large monthly global television audience. There are usually six events per year distributed to leading networks worldwide.

ThunderBox, Inc.

ThunderBox, Inc. was incorporated as a Delaware corporation on March 7, 2001. ThunderBox is 80% owned by Big Content. This corporation owns and manages the ThunderBox series, a program that debuted in October 2000, however, was discontinued by December 31, 2003.

CKB's principal executive offices and telephone number are the same as those provided above for the Company.

Zenascent Newco Inc.

Zenascent Newco Inc. ("ZNI"), a wholly-owned subsidiary of the Company, was formed solely for the purpose of effecting the CKB Merger and undertook no activities except in connection with that transaction. The corporate existence of ZNI ended when it was merged with and into CKB.


Background of the CKB Merger

In the first quarter of 2000, we began to wind down our operations as a manufacturer of golf apparel and equipment and redefined our business model to operate as an Internet and e-commerce incubator. In February 2000, in order to implement this new approach (and following the resignations of our senior management personnel the prior month), we appointed Adam Goldberg as our President and Chairman of the Board of Directors and Steven Angel as our Executive Vice President and Secretary. On January 14, 2000, Messrs. Goldberg and Angel also became the sole members of our Board of Directors.

The Company was ultimately unable to execute its internet incubator strategy. Despite concerted efforts by Messrs. Goldberg and Angel, we were unable to secure financing to conduct our operations. Due in a large measure to this lack of funding, we were able to secure only one internet incubation client. The Company also suffered from adverse developments in the financial and internet-related sectors during 2000, including a collapse in valuations of Internet-related companies, a sharp cutback in the availability of venture capital financing (which we were relying on as our primary funding source) and a general loss of confidence in the incubator model as a means of nurturing early-stage companies. In light of all of these factors, we decided, in the fourth quarter of 2000, to curtail our activities as an internet incubator.

Following our decision to wind down our internet incubator operations, our Board of Directors had several meetings in order to determine whether the Company should continue its existence and, if so, what its mode of operations should be. After considering a number of alternatives, the Board determined that the Company's strongest asset was its status as a public reporting company under the Exchange Act, a potentially valuable commodity given the heightened interest among "microcap" private companies in accessing the public securities markets through mergers with public "shell" companies that had ceased active operations. The Board of Directors also determined that engaging in these types of transactions with suitable private companies was likely to generate greater stockholder value than simply dissolving and liquidating the Company.
Accordingly, in the fourth quarter of 2000, we began to search for suitable private companies with which to engage in such transactions.

In November 2000, Mr. Angel held preliminary discussions with senior management of CKB regarding the possibility of a merger between the companies. CKB was unique among the potential merger candidates that we considered in that it had an established reputation as a boxing promoter. This contrasted sharply with the unproven technologies and/or business models of the other companies with whom we had discussions. Based upon these considerations, our Board of Directors determined that CKB was an attractive merger candidate for the Company and authorized Messrs. Goldberg and Angel to initiate negotiations with CKB regarding such a transaction.

In December 2000, negotiations between CKB and Messrs. Goldberg and Angel began in earnest over matters such as the structure of the merger and the consideration to be provided. On February 15, 2001, CKB presented the Company with a letter of intent describing the proposed acquisition of CKB by the Company in exchange for approximately 65% ownership of the Company and a monetary sum to be determined. Preliminary due diligence by the parties followed, and the parties decided to pursue a pure stock-for-stock merger. Initial drafts of a merger agreement were circulated beginning in May 2001 and the parties began a prolonged period of negotiation concerning the transaction. These negotiations culminated in July 2001 with a draft agreement (the "July Draft") providing for the merger of a wholly-owned subsidiary of the Company with and into CKB, as a result of which CKB would become a wholly-owned subsidiary of the Company. The CKB Merger was to be effected by the exchange of all outstanding CKB stock in exchange for a new class of preferred stock of the Company convertible into approximately 65% of the Company's post-merger share capital and a warrant to acquire 7,000,000 shares of Common Stock at an exercise price of $0.40 per share. The July Draft contemplated the resignation of our Board of Directors following the consummation of the CKB Merger and their replacement with a 5-person board, four of whom would be designated by the CKB stockholders and one of whom would be designated by our existing Board. The July Draft also provided that, following the consummation of the CKB Merger, we would seek stockholder approval to increase our authorized Common Stock to 100,000,000 shares, in part to provide for sufficient Common Stock to effect the conversion of the preferred stock to be issued to the CKB stockholders.

The July Draft contained a number of conditions to the consummation of the merger, most significantly: (i) the consummation by the Company of two rounds of private financing pursuant to which the Company would issue Common Stock for aggregate proceeds of not less than $2,500,000 and (ii) the Company's provision to CKP of a $575,000 bridge loan out of the proceeds of the aforementioned financing.

Our Board of Directors met on July 12, 2001 to review and discuss the July Draft and the proposed merger in general. The Company's entry into a merger agreement in substantially the form of the July Draft (together with such amendments as Messrs. Goldberg or Angel determined to be necessary or advisable) was approved at this meeting. A merger agreement in substantially the form of the July Draft (including all subsequent amendments, the "CKB Merger Agreement") was executed on August 2, 2001.

After further discussion and continued due diligence, the parties agreed that the Company had been undervalued relative to CKB in arriving at the consideration to be given the CKB stockholders in connection with the merger. Accordingly, the parties agreed to amend the CKB Merger Agreement to provide that the outstanding capital stock of CKB would be exchanged for a mixture of Common Stock and a new class of convertible preferred stock representing the equivalent of 17,200,000 shares of Common Stock. This consideration would be supplemented by additional shares of Common Stock in the event we reached certain revenue goals for 2002 and 2003, so that the total consideration issued to the CKB stockholders in respect of the CKB Merger would represent approximately 65% of the Company's post-merger share capital (assuming such revenue goals were attained). An additional condition to the consummation of the CKB Merger was also incorporated into the Merger Agreement, namely, CKB's consummation of a merger with Big Content, which was a separate entity that was formed in March 2000 to hold certain media rights related to boxing matches promoted by CKB.

Big Content was seen as an attractive strategic fit with CKB because of the potential synergies between CKB's boxing promotion business and Big Content's boxing-related media properties and programming. It was also agreed that the amount of the pre-merger bridge loan to be made by the Company to CKP would be increased to $652,500. The amended CKB Merger Agreement was signed by the parties on September 17, 2001.

The parties due diligence investigations continued through the third and fourth quarters of 2001. At this time, CKB began negotiations with Big Content, in which Mr. DiLorenzo was an investor, concerning a merger or other business combination between the two companies. While negotiations commenced between CKB and Big Content concerning these matters, there was a pause in CKB's negotiations with the Company.

In early 2002, CKB and Big Content reached an agreement in principle on the general terms of a merger transaction between them. In February 2002, we held discussions with CKB and the stockholders of Big Content and agreed to amend and restate the CKB Merger Agreement to take into account the added value represented by the Big Content transaction. On February 1, 2002, CKB presented us with a draft of an amended and restated CKB Merger Agreement (the "February Draft") providing for the exchange of the outstanding capital stock of CKB for two new classes of convertible preferred stock, Series B Preferred Stock, to be issued to the existing CKB stockholders, and Series C Preferred Stock, to be issued to the Big Content stockholders who would become CKB stockholders following the merger between CKB and Big Content. In addition, Livingston Investments, LLC, a Florida limited liability company ("Livingston"), a Big Content stockholder, would receive warrant to acquire 1,000,000 shares of Common Stock at an exercise price equal to the average closing bid price of the Common Stock over the 10 trading days immediately preceding the closing date of the CKB Merger. Taken together, this consideration would represent almost 75% of the aggregate voting power of our outstanding capital stock. The nature of the securities issued by us as consideration for the CKB Merger, and the allocation of this consideration among the CKB stockholders, is summarized below under "Merger Consideration."

By this time the Company had raised approximately $1,140,000 in private equity financing through the issuance of convertible notes and Common Stock warrants. Of this amount, approximately $800,000 was loaned to CKP in the form of Notes issued by CKP (the "CKP Notes"). Between the third quarter of 2001 and the first quarter of 2002, CKP had also succeeded in directly placing $595,000 of convertible debt and Common Stock warrants (which were to be satisfied via the issuance of Company securities following the CKB Merger). In light of these developments, the February Draft revised the conditions to the CKB Merger that we secure additional financing and provide bridge financing to CKP to provide that the transaction would be conditioned on our providing a $300,000 bridge loan to CKP immediately following the signing of the amended and restated CKB Merger Agreement. The February Draft also provided that in the event we failed to secure $500,000 in additional private financing subsequent to the CKB Merger through the issuance of Common Stock, convertible notes or Common Stock warrants, we would issue to the former CKB stockholders a total of 19,500,000 additional shares of Common Stock (or preferred stock convertible into such number of shares of Common Stock). This latter provision was waived by Messrs. Kushner and DiLorenzo and they will receive no such additional Common Stock.

Our Board of Directors met on February 15, 2002 to review and discuss the February Draft, and the Company's entry into an amended and restated merger agreement in substantially the form of the February Draft (together with such amendments as Messrs. Goldberg or Angel determined to be necessary or advisable) was approved at this meeting. The amended and restated CKB Merger Agreement was executed on February 21, 2002.

Reasons for Approval by the Board of Directors

Our Board of Directors gave careful consideration to the CKB Merger, the existing business, operations and future potential of CKB, the interest of our stockholders, and the risks of the CKB Merger to our existing stockholders.
Based on the foregoing considerations, the Board of Directors believed the transactions contemplated by the CKB Merger Agreement were fair and in our best interests.

Merger Consideration

Exchange of CKB Stock

At the effective time of the CKB Merger, all of the issued and outstanding shares of common stock, par value $0.01 per share, of CKB (the "CKB Stock") were cancelled and the holders thereof were issued securities convertible into or exercisable for Common Stock. In particular, upon consummation of the CKB Merger, (i) the 365 shares of CKB Stock held by Cedric Kushner were cancelled and Mr. Kushner was issued 339,788.66 newly issued shares of Series B Preferred Stock, which are convertible into an aggregate of 33,978,866 shares of our Common Stock, (ii) the 70.5 shares of CKB Stock held by Mr. DiLorenzo were cancelled and Mr. DiLorenzo was issued 59,962.71 shares of Series B Preferred Stock and 5,584.42 shares of Series C Preferred Stock, which are convertible into an aggregate of 6,554,713 shares of our Common Stock and (iii) the 24 shares of CKB Stock which were issued to Livingston Investments, LLC, a Florida limited liability company ("Livingston") upon consummation of the Big Content Merger Agreement (as defined in the section entitled "The CKB Merger Agreement - Merger with Big Content") were cancelled, and Livingston was issued a warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $1.24 (the average closing bid price of the Common Stock over the 10 trading days immediately preceding the closing date of the CKB Merger) (the "Livingston Warrant") and 22,337.68 shares of Series C Preferred Stock, which are convertible into an aggregate of 2,233,768 shares of Common Stock. The Livingston Warrant was subsequently revised to cover 500,000 shares of Common Stock at an exercise price of $0.62.


The Series B Preferred Stock

The rights, preferences and designations of our Series B Preferred Stock are set forth in the Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock, as the same was amended pursuant to the Certificate of Amendment of the Series B Certificate of Designation, which was filed with the Secretary of State of Delaware on October 16, 2002 (as so amended, the "Series B Certificate of Designation"). Our Series B Preferred Stock ranks senior to and has priority over our Common Stock and our Series A and Series D Preferred Stock, and on parity with our Series C Preferred Stock, in each case, as to payment of dividends, voting, distributions of assets upon liquidation, dissolution or winding-up, whether voluntary or involuntary, or otherwise.

Pursuant to the terms of the Series B Certificate of Designation, each share of Series B Preferred Stock is convertible, at any time at the option of the holder, into 50 validly issued, fully paid and non-assessable shares of Common Stock (prior to September 30, 2002, these securities were convertible into 100 shares of Common Stock; see "Recent Developments - Amendment of Series B Preferred Stock and Issuance of Series D Preferred Stock" below). The holders of Series B Preferred Stock are entitled to an adjustment in this conversion rate upon specified events, including stock splits, stock dividends, mergers, consolidations, exchange of shares, recapitalizations or reorganizations.

The Series B Preferred Stock has full voting rights, with the holders thereof voting with the holders of Common Stock as a single class on an as-converted to Common Stock basis. Accordingly, each outstanding share of Series B Preferred Stock has the voting power of 50 shares of Common Stock. Moreover, without the consent of the holders of at least a majority of the then outstanding shares of our Series B Preferred Stock voting as a class, we cannot:

     o alter or change the rights, preferences, privileges, restrictions or conditions of the Series B Preferred Stock;

     o do any act or thing to reclassify any outstanding class or series of capital stock of the Company into a class or series of capital stock having preferences or priority as to dividends or assets senior to or on parity with the Series B Preferred Stock;

     o    alter or amend the Company's certificate of incorporation;

     o merge or consolidate with one or more corporations in a transaction pursuant to which the stockholders of the Company hold less than a majority of the voting power of the surviving corporation;

     o    sell all or substantially all of the Company's assets;

     o    voluntarily liquidate or dissolve the Company;

     o declare or pay a dividend (other than a dividend payable solely in shares of Common Stock) on the Common Stock or other securities ranking junior to the Series B Preferred Stock with respect to the payment of dividends;

     o increase or decrease the size of the authorized number of shares of the Series B Preferred Stock; or

     o create any new class of securities having preferences senior to or on parity with the Series B Preferred Stock.


Upon a liquidation, dissolution or winding-up of our company (including a sale of all or substantially all of our assets or our merger or consolidation with another company in which we are not the surviving entity and as a result of which our stockholders own less than 50% of the voting power in the surviving entity), holders of our Series B Preferred Stock are entitled to receive, prior to any distribution to the holders of any of our other equity securities (other than Series C Preferred Stock) and on parity with the Series C Preferred Stock, an aggregate amount equal to the sum of (i) $2,430,000 and (ii) any due but unpaid dividends on the Series B Preferred Stock.

The holders of the Series B Preferred Stock are, under certain circumstances, entitled to receive cumulative dividends per share at the rate of eight percent (8%) per annum of the per share liquidation preference of approximately $12, which will accrue daily from the date of issuance of the Series B Preferred Stock, and which will be compounded quarterly.

The Series B Preferred Stock may not be redeemed.


The Series C Preferred Stock

The rights, preferences and designations of our Series C Preferred Stock are set forth in the Certificate of Designation, Preferences and Rights of Series C Convertible Redeemable Preferred Stock, which was filed with the Secretary of State of Delaware on April 29, 2002 (the "Series C Certificate of Designation"). Our Series C Preferred Stock ranks senior to and has priority over our Common Stock and our Series A and Series D Preferred Stock, and on parity with our Series B Preferred Stock, in each case, as to payment of dividends, voting, distributions of assets upon liquidation, dissolution or winding-up, whether voluntary or involuntary, or otherwise.

Fifty percent of the outstanding shares of the Series C Preferred Stock are, by their terms, each convertible at any time into 100 validly issued, fully paid and non-assessable shares of Common Stock (with the remainder of such shares of Series C Preferred Stock being convertible into Common Stock on or after April 29, 2005). The holders of Series C Preferred Stock are entitled to an adjustment in this conversion rate upon specified events, including stock splits, stock dividends, mergers, consolidations, exchange of shares, recapitalizations or reorganizations.

The Series C Preferred Stock has full voting rights, with the holders thereof voting with the holders of Common Stock as a single class on an as-converted to Common Stock basis. Accordingly, each outstanding share of Series C Preferred Stock has the voting power of 100 shares of Common Stock. Moreover, without the consent of the holders of at least a majority of the then outstanding shares of our Series C Preferred Stock voting as a class, we cannot:

     o alter or change the rights, preferences, privileges, restrictions or conditions of the Series C Preferred Stock;

     o do any act or thing to reclassify any outstanding class or series of capital stock of the Company into a class or series of capital stock having preferences or priority as to dividends or assets senior to or on parity with the Series C Preferred Stock;

     o    alter or amend the Company's certificate of incorporation;

     o declare or pay a dividend (other than a dividend payable solely in shares of Common Stock) on the Common Stock or other securities ranking junior to the Series C Preferred Stock with respect to the payment of dividends; or

     o increase or decrease the size of the authorized number of shares of the Series C Preferred Stock.

Upon a liquidation, dissolution or winding-up of our company (including a sale of all or substantially all of our assets or our merger or consolidation with another company in which we are not the surviving entity and as a result of which our stockholders own less than 50% of the voting power in the surviving entity), holders of our Series C Preferred Stock are entitled to receive, prior to any distribution to the holders of any of our other equity securities (other than Series B Preferred Stock) and on parity with the Series B Preferred Stock, an aggregate amount equal to the sum of (i) $4,500,000 and (ii) any due but unpaid dividends on the Series C Preferred Stock.

The holders of the Series C Preferred Stock shall be entitled to receive dividends, on an as-converted basis, at any time dividends are declared and paid on our Common Stock or our Series B Preferred Stock.

We may redeem any or all of the Series C Preferred Stock for the per share liquidation preference of approximately $161 times the number of shares to be redeemed upon thirty (30) days prior written notice to the holder(s) thereof.

The Series D Preferred Stock

In connection with the amendment of the Series B Stock discussed above, the SAIA provided for the issuance to the Series B preferred stockholders shares of a new series of preferred stock, Series D Preferred Stock, par value $0.01 per share (the "Series D Stock"), which has no right to receive dividends and is not convertible into the Company's common stock, but will vote together with the Company's Common Stock, with each share of Series D Stock having 50 votes. The Series D Stock carries an aggregate liquidation preference value of $2,430,000.

The Livingston Warrant

The Livingston Warrant, which expires on April 30, 2007, entitles Livingston to purchase an aggregate of 500,000 shares of our Common Stock at any time for a per share exercise price equal to $0.62, subject to adjustment in the event of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like (for comparative purposes, note that the closing bid price of our Common Stock on October 25, 2002 was $0.83). Pursuant to the Livingston Warrant, we are obligated to use our reasonable best efforts to (i) file a registration statement with the Commission within 45 days after the Annual Meeting covering the sale of the Common Stock for which the Livingston Warrant may be exercised and (ii) to have such registration statement declared effective within 150 days following the Annual Meeting. The Livingston Warrant also has a "cashless exercise" feature.

Certain Restrictions on Exercise and Conversion

As discussed above, all of the outstanding shares of Series B Preferred Stock and 50% of the outstanding shares of the Series C Preferred Stock, are by their terms, convertible at any time into Common Stock (with the remainder of such shares of Series C Preferred Stock being convertible into Common Stock on or after April 29, 2005). The Livingston Warrant is, by its terms, also exercisable at any time for Common Stock. However, each of the holders of the Preferred Stock and the Livingston Warrant have entered into separate letter agreements with the Company pursuant to which they agreed that they would not convert their Preferred Stock into Common Stock, or exercise the Livingston Warrant, as applicable, until our certificate of incorporation has been duly amended to provide for the authorization of a sufficient number of shares of Common Stock to allow for the conversion of all outstanding Preferred Stock, as well as all other securities convertible into, or exercisable for, Common Stock (for purposes of this paragraph, the "Amendment"). In addition, Livingston has further agreed that (i) it shall not convert its Series C Preferred Stock into Common Stock until the later of (a) April 25, 2003 and (b) until such time as the Amendment has become effective following its due approval by the stockholders of the Company, and (ii) it shall not exercise the Livingston Warrant until the later of (a) September 25, 2002 and (b) until such time as the Amendment has become effective following its due approval by the stockholders of the Company.

Interests of Certain Persons in the CKB Merger

In considering the recommendation of your Board of Directors with respect to the CKB Merger, you should be aware that, as described below, several members of your Board of Directors and our management team had interests in the CKB Merger that are different from your interests as a stockholder, and that create potential conflicts of interest.

Pursuant to the terms of the CKB Merger Agreement, we entered into letter agreements with each of Steven Angel and Adam Goldberg with respect to severance packages to be issued to each of Messrs. Angel and Goldberg in consideration of their efforts in structuring and negotiating the transactions contemplated by the CKB Merger Agreement. More specifically, pursuant to the terms of Mr. Goldberg's severance letter, dated April 24, 2002, the Company granted to Mr. Goldberg a non-qualified option to purchase forty-nine thousand (49,000) shares of our Common Stock. This option was issued pursuant to the terms of a grant certificate, which included the following terms and provisions:

     (a) all of the shares underlying the option will vest on February 21, 2003;

     (b)  the exercise price for the shares underlying the option is $1.43;  and

     (c) the shares underlying the option will be unregistered with "piggyback" registration rights and a cashless exercise provision.

Pursuant to the terms of Mr. Angel's severance letter, dated April 24, 2002, the Company granted to Mr. Angel a non-qualified option to purchase one hundred thousand (100,000) shares of our Common Stock. This option was issued pursuant to the terms of a grant certificate, which included the following terms and provisions: (a) all of the shares underlying the option will vest on February 21, 2003, (b) the exercise price for the shares underlying the option is $1.43, and (c) the shares underlying the option will be unregistered with "piggyback" registration rights and will contain a cashless exercise provision. In addition, we agreed to pay Mr. Angel a severance payment of one-hundred forty thousand dollars ($140,000). The first seventy-thousand dollars ($70,000) of this payment will be made from the first $500,000 in financing (the "Subsequent Financing") raised by the Company following the Second Acquiror Financing (as defined in the CKB Merger Agreement) and the balance of the payments will be made from the next $70,000 in financing raised by the Company after the Subsequent Financing.

Pursuant to the terms of the CKB Merger Agreement, for a period of at least one year following the effective time of the CKB Merger, Steven Angel was designated to serve as our "Continuing Director." As discussed below under the Section "The CKB Merger Agreement - Indemnification," all decisions to be made by the Company pursuant to Article 7 of the CKB Merger Agreement will be made by the Continuing Director.

No Dissenters' Rights

We are incorporated under and governed by the laws of the State of Delaware. Under Delaware law, no appraisal rights are available for any shares of stock of the constituent corporation surviving a merger if the merger did not require the vote of the stockholders of the surviving corporation for its approval. Since the CKB Merger did not require the approval of our stockholders, our stockholders do not have any dissenters' rights, rights of appraisal or similar rights to receive a judicial valuation of their Company stock in connection with the CKB Merger.

Accounting Treatment

The CKB Merger has been treated for accounting purposes as a so-called "reverse acquisition" whereby CKB is deemed to have acquired us, with this acquisition being accounted for using the purchase method. CKB is deemed to be the acquirer due to the fact that, as a result of the CKB Merger, the stockholders of CKB own a majority of the aggregate voting power of our capital stock and thus control the Company.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the CKB Merger for the Company and its stockholders (other than the former stockholders of CKB). This discussion does not address all of the federal income tax consequences that may be important to our stockholders in light of their particular circumstances; nor does this discussion address the federal income tax consequences that may be applicable to taxpayers subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as: o insurance companies; o financial institutions; o dealers in securities; o traders in securities that elect a mark to market method of accounting; o tax-exempt organizations; o stockholders who hold their shares as a part of a hedge, constructive sale, straddle, or conversion transaction; o stockholders who acquired their shares through the exercise of options or otherwise as compensation or through a tax-qualified retirement plan; and o foreign persons.

No information is provided in this proxy statement with respect to the tax consequences, if any, of the CKB Merger under applicable foreign, state, local, and other tax laws. This discussion is based, and the tax opinions referred to below will be based, upon the provisions of the Code, applicable Treasury Regulations, IRS rulings, and judicial decisions, as in effect as of the date of this proxy statement. There can be no assurance that future legislative, administrative, or judicial changes or interpretations, which changes could apply retroactively, will not affect the accuracy of this discussion or the statements or conclusions set forth in this section. No rulings have been or will be sought from the IRS concerning the tax consequences of the CKB Merger, and none of the tax opinions of counsel to be received in connection with the CKB Merger will be binding on the IRS.

The CKB Merger was structured with the intention that (i) it would qualify for federal income tax purposes as reorganization within the meaning of section 368(a) of the Code and (ii) the Company, CKB and ZNI would each be a "party to the reorganization" within the meaning of section 368(b) of the Code. The remainder of this discussion assumes that the CKB Merger constitutes reorganization within the meaning of section 368(a) of the Internal Revenue Code.

We encourage our stockholders to consult their own tax advisor as to the particular tax consequences to it of the CKB Merger, including the applicability and effect of any state, local, foreign or other tax laws, and of changes in applicable tax laws.

Based on the above assumptions and qualifications, neither the Company nor its stockholders (other than the former stockholders of CKB) will recognize any gain or loss as a result of the CKB Merger.

                            THE CKB MERGER AGREEMENT

The following summary of the material terms of the CKB Merger Agreement is qualified in its entirety by reference to the CKB Merger Agreement, which is incorporated by reference in its entirety and attached as Appendix A to this proxy statement. We urge you to read the CKB Merger Agreement carefully and in its entirety.


The CKB Merger

Pursuant to the terms of the CKB Merger Agreement, on April 30, 2002 ZNI merged with and into CKB, ZNI ceased to exist and CKB became a wholly-owned subsidiary of the Company. The Company, as the only stockholder of CKB following the CKB Merger, has the sole power and authority to control all aspects of internal corporate and business affairs of CKB following the CKB Merger.

Two of the most significant conditions precedent to CKB's obligations under the CKB Merger Agreement which were satisfied prior to the CKB Merger were: (i) a bridge loan of at least $300,000 by the Company to CKP for a period of one year and at an annual interest rate of ten percent. This was in addition to the $225,000 already advanced by the Company to CKP (see "Certain Relationships and Related Transactions - CKP Notes" under Proposal 1 below) and the $595,000 raised directly by CKP), and (ii) the consummation of the merger of a wholly-owned subsidiary of CKB with and into Big Content.


Effective Time of the CKB Merger

The CKB Merger was consummated and became effective on April 30, 2002, the date that a certificate of merger was filed with the Secretary of State of Delaware.


Treatment of CKB Securities

At the effective time of the CKB Merger each issued and outstanding share of CKB Stock was cancelled and the holders thereof were issued securities convertible into or exercisable for our Common Stock.

In particular, at the effective time of the CKB Merger,

     o the 365 shares of CKB Stock held by Mr. Kushner were cancelled and Mr. Kushner was issued 339,788.66 newly issued shares of Series B
          Preferred   Stock,   which  were  convertible  into  an  aggregate  of
          33,978,866 shares of our Common Stock (as described above under "Recent Developments - Amendment of Series B Preferred Stock and Issuance of Series D Preferred Stock," these shares are now convertible into only 16,989,433 shares of Common Stock);

     o the 70.5 shares of CKB Stock held by James DiLorenzo were cancelled and Mr. DiLorenzo was issued 59,962.71 shares of Series B Preferred Stock and 5,584.42 shares of Series C Preferred Stock, which are convertible into an aggregate of 6,554,713 shares of our Common Stock (as described above under "Recent Developments - Amendment of Series B Preferred Stock and Issuance of Series D Preferred Stock," these shares are now convertible into only 3,556,577.5 shares of Common Stock); and

     o the 24 shares of CKB Stock held by Livingston were cancelled, and Livingston was issued the Livingston Warrant to acquire 1,000,000 shares of our Common Stock at an exercise price of $1.24 per share (this warrant was subsequently amended to cover 500,000 shares of Common Stock at an exercise price of $0.62 per share) and 22,337.68 shares of Series C Preferred Stock, which are convertible into an aggregate of 2,233,768 shares of Common Stock.

As a result of these exchanges of securities, the former stockholders of CKB became the holders of almost 78% of the aggregate voting power of our outstanding capital stock (Messrs. Kushner and DiLorenzo currently hold almost 71% of the aggregate voting power of our outstanding capital stock).


Certificate of Incorporation and By-laws

Pursuant to the terms of the CKB Merger Agreement, at the effective time of the CKB Merger, the certificate of incorporation and by-laws of CKB became the certificate of incorporation and bylaws of the Surviving Corporation.

Officers and Directors Following the CKB Merger

The CKB Merger Agreement provided that the current officers and directors of CKB would continue as officers and directors of the Surviving Corporation, in each case until their successors are duly elected, appointed and qualified. Prior to the consummation of the CKB Merger, Adam Goldberg served as our President and Treasurer and Steven Angel served as our Executive Vice President and Secretary. Messrs. Goldberg and Angel also served as the sole members of our Board of Directors. Effective upon the consummation of the CKB Merger, Mr. Goldberg resigned as an officer and director of the Company and Steven Angel resigned from his positions as an officer of the Company. Pursuant to the terms of the CKB Merger Agreement, Mr. Angel continued to serve as a director of the Company as the "Continuing Director." Immediately prior to the effectiveness of Mr. Goldberg's resignation as a member of the Company's Board of Directors, Messrs. Goldberg and Angel, by unanimous written consent of the Board of Directors of the Company, (i) increased the size of our Board to up to five directors, (ii) appointed Messrs. Kushner and DiLorenzo, the principal stockholders and members of the Board of Directors of CKB, to fill vacancies in our Board of Directors and serve as the directors of the Company until the next annual meeting of our stockholders, and (iii) elected Mr. Kushner to serve as President of the Company and Mr. DiLorenzo to serve as Executive Vice President, Secretary and Treasurer of the Company until, as applicable, their successor in such office has been duly elected and qualified.


Representations and Warranties

The CKB Merger Agreement contains customary representations and warranties of FCKB, CKP and Messrs. Kushner and DiLorenzo (the "Stockholders"), relating to, among other things:

     o the corporate organization and existence of each of CKB and CKP, including that each has been duly incorporated, is validly existing and in good standing with the corporate power to carry on its business as currently conducted, except where the failure of the foregoing would not have a material adverse effect;

     o the authority of each of CKB, CKP and the Stockholders to execute and deliver the CKB Merger Agreement;

     o the adoption by CKB's board of directors of a resolution adopting the CKB Merger Agreement and the transactions contemplated thereunder;

     o the capitalization of CKB and CKP, including the number of authorized shares of capital stock, the number of shares and the number of options and warrant shares outstanding, and the number of shares reserved for issuance;

     o the compliance of the CKB Merger Agreement with CKB's certificate of incorporation and bylaws, applicable laws, and material agreements;

     o the delivery of financial statements to the Company by a specified date set forth therein;

     o required governmental and third-party consents with respect to the leasehold premises occupied by CKP;

     o absence of any pending or threatened suit, action or proceeding which has not been disclosed in the schedules to the CKB Merger Agreement and which, if determined adversely, would have a material adverse effect;

     o the timely filing by each of CKB and CKP of their respective tax returns, the lack of pending or threatened proceedings, deficiencies or audits with respect to taxes, and certain related tax matters;

     o the absence of any "employee benefit plans" as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA");

     o each of CKB and CKP's compliance with applicable laws and possession of all permits, licenses, certificates and authorizations which are material to the operation of its business;

     o    investment banking fees payable in connection with the transaction;

     o the validity and enforceability of intellectual property owned by CKB and CKP and the absence of intellectual property infringement or contests;

     o the validity of and absence of defaults under certain material contracts and other agreements of CKB and CKP;

     o compliance with laws relating to employees or the workplace, and the absence of material disputes with employees;

     o valid title of each of CKB and CKP to all of the personal property reflected on its financial statements, free and clear of liens;

     o compliance with environmental laws and the absence of environmental liabilities;

     o absence of any material adverse changes or events relating to the business and properties of each of CKB and CKP, its capital stock, or its accounting principles, practices or methods; and

     o    additional customary representations and warranties.

The CKB Merger Agreement also contains customary representations and warranties of the Company and ZNI relating to, among other things:

     o the corporate organization and existence of each of the Company and ZNI, including that each has been duly incorporated, is validly existing and in good standing with the corporate power to carry on its business as currently conducted, except where the failure of the foregoing would not have a material adverse effect;

     o the authority of each of the Company and ZNI to execute and deliver the CKB Merger Agreement;

     o the compliance of the CKB Merger Agreement with CKB's certificate of incorporation and bylaws, applicable laws, and material agreements;

     o compliance by the Company and ZNI with applicable provisions of any laws, statutes, ordinances or regulations, except for such violations that would not cause a material adverse effect;

     o the adoption by the Company's board of directors of a resolution adopting the CKB Merger Agreement in accordance with Section 202 of the Delaware General Corporation Law;

     o the capitalization of the Company and ZNI, including the number of authorized shares of capital stock, the number of shares and the number of options and warrant shares outstanding, and the number of shares reserved for issuance;

     o    the delivery of financial statements to CKB and CKP;

     o absence of any pending or threatened suit, action or proceeding which has not been disclosed in the schedules to the CKB Merger Agreement and which, if determined adversely, would have a material adverse effect on the Company or ZNI;

     o the timely filing by the Company of its tax returns, the lack of pending or threatened proceedings, deficiencies or audits with respect to taxes, and certain related tax matters;

     o    the absence of any "employee benefit plans" as defined in ERISA;

     o the filing of all material filings required to be filed with the Commission since January 1, 2000;

     o    investment banking fees payable in connection with the transaction;

     o    the Company's total liabilities;

     o    severance payments to be made following the CKB Merger;

     o financings from third-party lenders necessary to complete the CKB Merger; and

     o    additional customary representations and warranties.

Post-Merger Financing

Pursuant to the terms of the CKB Merger Agreement, the Company was obligated to consummate a private placement of its securities (the "Post-Merger Financing") to raise an additional $500,000 in net proceeds within the thirty days immediately following the consummation of the CKB Merger (the "Post-Merger Financing Amount"). The Company concluded the Post-Merger Financing after raising a total of $460,560. The CKB Merger Agreement provided that, if the Company did not raise the entire Post-Merger Financing Amount, Messrs. Kushner and DiLorenzo would be entitled to receive additional shares of our Common Stock. However, this provision has been waived by Messrs. Kushner and DiLorenzo and they will receive no such additional Common Stock. Actions Following the CKB Merger

Actions Following the CKB Merger

Pursuant to the terms of the CKB Merger Agreement, we agreed to use our best efforts to prepare, file and mail to our stockholders, a proxy statement seeking approval of an amendment to our certificate of incorporation increasing our authorized number of shares of Common Stock to 100,000,000. The new stockholders that own an aggregate 75% of our Common Stock will be able to approve this amendment. The former or old stockholders will in actuality not have an effective voice because the new stockholders own a majority of the Common Stock.

In addition, we agreed to use our reasonable best efforts to prepare and file with the Commission within 45 days after the Annual Meeting, and have declared effective under the Securities Act within 150 days following the Annual Meeting, a registration statement on Form SB-2 or such other form as is appropriate in order to register the re-offer and redistribution of the shares of our Common Stock with respect to which Company Stockholders have valid registration rights.

Continuing Indemnification of Officers and Directors

For a period of six years following the effective date of the CKB Merger and to the fullest extent permitted under applicable law, customary indemnification will continue to be provided to the former directors, officers or employees and the Company.

Indemnification of the Parties

Each of the Company and the Stockholders (as applicable, the "Indemnitor") agreed to indemnify, defend and hold harmless the other (each, the "Indemnitee") from and against any and all claims incurred by the Indemnitee which arise out of or result from a misrepresentation or breach of warranty contained in Article 4 of the CKB Merger Agreement or the breach of any covenant, obligation or agreement of and in respect of any covenant, obligation or agreement of an Indemnitor contained in the CKB Merger Agreement. If the amount of the claim or liability is disputed, the controversy in question shall be submitted to arbitration as provided for in the CKB Merger Agreement. The CKB Merger Agreement also sets forth the methods for asserting claims for indemnification, whether they are third party claims, participation claims or non-third party claims. Finally, the CKB Merger Agreement sets forth the method for satisfying the indemnification claims and provides that all decisions to be made by the Company pursuant to the indemnification provisions in the CKB Merger Agreement shall be made by Steven Angel as the Continuing Director.


Merger with Big Content

One of the significant conditions precedent to the closing of the CKB Merger Agreement was CKB's acquisition of Big Content by merger (the "Big Content
Merger"). On March 15, 2002, CKB satisfied this condition by filing a certificate of merger with the Secretary of State of the State of Delaware, which provided for the merger of Big Content Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of CKB ("BCA") with and into Big Content. Following the filing of the certificate of merger, BCA ceased to exist and Big Content, as the surviving corporation of the Big Content Merger, became a wholly-owned subsidiary of CKB.

In connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger (the "Big Content Merger Agreement"), dated as of March 8, 2002, by and among Big Content, BCA, CKB, CKP, Mackin Charitable Remainder Trust, a Florida trust ("Mackin") and Livingston, all issued and outstanding shares of common stock, par value $0.01 per share, of Big Content (the "Big Content Stock") were cancelled and the holders thereof were issued the following consideration: (i) the 6,400,000 shares of Big Content Stock held by Livingston were cancelled and Livingston was issued 24 shares of CKB Stock; (ii) the 2,000,000 shares of Big Content Stock held by James DiLorenzo were cancelled and Mr. DiLorenzo was issued 6 shares of CKB Stock; and (iii) the 1,600,000 shares of Big Content Stock held by Mackin were cancelled and Mackin was issued a 10% Senior Promissory Note, in the original principal amount of $1,000,000, made by CKB to Mackin (the "Mackin Note"). The Mackin Note is secured by certain intellectual property held by Big Content, including, among other things, a film library consisting of approximately 1,200 hours of boxing programming on various media. Interest is payable monthly and the principal is due on March 14, 2012. As additional consideration, on March 8, 2002, CKB made a payment to Livingston in the amount of $50,000.

On March 15, 2002, Big Content, Mackin and Livingston entered into a Pledge and Security Agreement, pursuant to which Big Content agreed to pledge and assign to Mackin and Livingston its property and assets as collateral to secure both its obligations to pay Livingston a weekly consulting fee pursuant to the terms of the Livingston Consulting Agreement (as defined below) and the monetary obligations of CKB to Mackin pursuant to the Mackin Note. Pursuant to the terms of the Big Content Merger Agreement, on April 30, 2002, the Company, Big Content, CKP, CKB and Livingston also entered into a Consulting Agreement (the

"Livingston Consulting Agreement") (see "Certain Relationships and Related Transactions - Livingston Consulting Agreement" under Proposal 1 below). In addition, in connection with the Big Content Merger, on the effective date of the CKB Merger, Mr. Kushner, Mr. DiLorenzo and Livingston entered into a Distribution and Purchase Agreement (the "DPA") (see "Certain Relationships and Related Transactions - Distribution and Purchase Agreement" under Proposal 1 below).

                               RECENT DEVELOPMENTS


In September 2004, the Company entered into a settlement agreement with National Sports Partners, a New York general partnership ("NSP") and owner of Fox Sports Net Broadcast Service ("FOX"), which had commenced legal action in the Supreme Court of the State of California, County of Los Angeles, against the Company whereby the Company and NSP agreed to an extended payout over time of the principal amount of the lawsuit along with any accrued interest (please refer to Proposal 1 - Legal Proceedings).

                                  RISK FACTORS


In evaluating our business, prospective investors and stockholders should carefully consider the following risks. Any of the following risks could have a material adverse impact on our business, operating results, financial condition, and could result in a complete loss of your investment.


Investment Considerations and Risk Factors

The following factors should be carefully considered when evaluating the Company and its stock.

Our independent accountants have raised substantial doubts regarding our ability to continue as a going concern.

The Company incurred net losses of $9,930,457 and $11,245,015 during the years ended December 31, 2003 and 2002, respectively. In addition, the Company had a working capital deficiency of $10,497,063 and $8,046,137 at December 31, 2003 and 2002, respectively. Furthermore, the Company had a stockholders' deficiency of $12,018,823 and $7,523,417 at December 31, 2003 and 2002, respectively. These factors continue to raise substantial doubts about the Company's ability to continue as a going concern.

There can be no assurance that sufficient funds required during the next year or thereafter will be generated from operations or that funds will be available from external sources such as debt or equity financings or other potential sources. The lack of additional capital resulting from the inability to generate cash flow from operations or to raise capital from external sources would force the Company to substantially curtail or cease operations and would, therefore, have a material adverse effect on its business. Further, there can be no assurance that any such required funds, if available, will be available on attractive terms or that they will not have a significant dilutive effect on the Company's existing stockholders.

It is difficult to evaluate our business and prospects because we have a limited operating history as a public company.

We were formed in February 1996, and from December 2000 until we completed the CKB Merger in April 2002, we were a public "shell" corporation which conducted no meaningful business operations and had no revenue. Accordingly, our limited operating history, particularly as a combined company with CKB, makes it difficult to evaluate our current business and prospects or to accurately predict our future revenues or results of operations. Our future revenues and income potential are unproven as a public operating company.

Our operating results may prove unpredictable, and our common stock price may decrease or fluctuate significantly.

Our operating results are likely to fluctuate significantly in the future due to a variety of factors, many of which are outside of our control. Because our operating results are difficult to predict, in some future quarters, our operating results may fall below the expectations of securities analysts and investors. If this happens, the trading price of our common stock may fall significantly. Factors that affect our quarterly and annual operating results include, among other things, the following:

     o    our ability to establish and strengthen brand awareness;

     o    our success in promoting our boxers and boxing-related content;

     o the amount and timing of costs relating to our marketing efforts or other initiatives;

     o our ability to enter into favorable contracts with boxers, content distributors, developers, and other parties;

     o    acquisition-related costs;

     o    our ability to compete in a highly competitive market; and

     o    the   economic   trends   specifically   affecting   the   sports  and
          entertainment business, as well as general economic conditions in the markets we serve.

If we do not manage our growth efficiently, we may not be able to operate our business effectively.

We expect to expand our operations as a result of the consummation of the CKB Merger in 2002, and we will seek additional financing to fund such expansion. If we expand our operations, we may strain our management, operations, systems and financial resources. To manage our future growth, we must improve and effectively utilize our existing operational, management, marketing and financial systems, successfully recruit, hire and manage personnel and maintain close coordination among our boxers, technical, finance, marketing, sales and production staffs. We may need to hire additional personnel in all areas of our business during 2004. In addition, we may also need to improve our accounting systems, internal control procedures, computer software and hardware systems in order to operate our business more effectively and manage our expansion. We also will need to manage an increasing number of complex relationships with boxers, boxing talent, strategic partners, advertisers and other third parties. Our failure to effectively manage our growth could disrupt our operations and ultimately prevent us from generating the revenues we anticipate.

Many of our boxing agreements are short-term and we face the risk of losing them to competitors with greater resources.

We believe that our future success depends in large part upon our ability to maintain our existing relationships with boxers. Our agreements with many of our boxers have a term of less than three years, and these boxers generally have the option of electing whether or not to renew their contracts upon expiration. If we become unable to provide valuable services to our existing boxers, or if we otherwise fail to maintain good relations with such boxers, they may elect to terminate or fail to renew their agreements with us. In addition, if we cannot provide adequate incentives for these boxers to remain with us, our efforts to sign new boxers may be impaired. Furthermore, historically, when boxers have achieved substantial commercial success they have sought to renegotiate the terms of their agreements. This may adversely affect our future profitability with respect to such boxers.

We are dependent on our boxers.

Our success depends, in large part, upon our ability to recruit and retain athletic talent. We cannot assure you that we will be able to continue to identify and retain such talent in the future. Additionally, we cannot assure you that we will be able to retain our current talent when their contracts expire. Our failure to attract and retain key talent, or a serious or untimely injury to, or the death of, any of our key talent, would likely lead to a decline in the appeal of our events, which would adversely affect our ability to generate revenues.

We partially depend upon our existing boxers to attract new boxers.

In order for us to sign new boxers, our principal existing boxers must remain with us and sustain their success and popularity. Our business would be adversely affected by:

     o our inability to recruit new boxers with commercial promise and to enter into production and promotional agreements with them;

     o    the loss of talent and/or popularity of our existing boxers;

     o    increased competition to maintain relationships with existing boxers;

     o    non-renewals of current agreements with existing boxers; and

     o    poor performance or negative publicity of existing boxers.

If we fail to perform our obligations under a Pledge and Security Agreement, the secured parties may foreclose on their security interest in our boxing film library assets.

Our subsidiary, Big Content, has granted a first priority security interest in certain intellectual media assets to Livingston Investments, LLC and certain of its affiliates as collateral for our payment obligations under various agreements. If we fail to perform our obligations under these agreements, the secured party may seize these assets. In such event, we would lose our rights to our library of boxing films. If this were to occur, our revenues, profits, results of operations, financial condition and future prospects would be materially and adversely affected.

Future acquisitions or expansions may disrupt our business or distract our management.

Our core operations have consisted of marketing, promoting and distributing our live and televised boxing events. Our current strategic objectives include not only further developing and enhancing our existing business, but also entering into new or complementary businesses, such as the creation of new forms of entertainment and brands, the development of new television programming and the development of branded, location-based entertainment businesses. The following risks are associated with expanding into new or complementary businesses by acquisition, strategic alliance, investment, licensing or other arrangements:

     o potential diversion of management's attention and resources from our existing business and an inability to recruit or develop the necessary management resources to manage new businesses;
     o unanticipated liabilities or contingencies from new or complementary businesses or ventures;
     o reduced earnings due to increased goodwill amortization, increased interest costs and additional costs related to the integration of acquisitions;
     o potential reallocation of resources due to the growing complexity of our business and strategy;
     o competition from companies then engaged in the new or complementary businesses that we are entering;
     o    possible additional regulatory requirements and compliance costs;
     o dilution of our stockholders' percentage ownership and/or an increase of our leverage when issuing equity or convertible debt securities or incurring debt; and
     o potential unavailability of acceptable terms, or at all, of additional financing necessary for expansion.

Because a substantial portion of our revenues will be derived from the sale of license rights and/or advertising of our events and programs, an economic downturn that results in a reduction in discretionary spending by consumers on entertainment could adversely affect our business.

A substantial portion of our revenues will be derived from, and our future success will be dependent upon sales of license rights, advertising and other boxing-related merchandise. If the economy suffers a recession or other long-term disruption, and consumers reduce their discretionary spending on entertainment-related products and services, it is likely that we would experience a decline in revenues, which would materially harm our profits, results of operations, financial condition and future prospects.

Unless our boxers develop a strong brand identity, our business may not continue to grow and our financial results may suffer.

We believe that historical growth and brand recognition are important factors not only in persuading boxers to choose us as their promoter, but also in our ability to effectively utilize the dominant marketing resources in the sports entertainment industry (television, radio, public relations, trade publications, etc.). We believe that continuing to strengthen our brand will be critical to attracting boxers. However, brand promotion activities may not yield increased revenues, and even if they do, any increased revenues may not offset the expenses we incur in building our brand.

Our sports entertainment offerings may not be commercially successful.

We expect a significant amount of our revenue to come from the production and distribution of our events and programs, as well as the use of our events in television programs. The success of these offerings depends primarily upon their acceptance by the public, which is difficult to predict. The commercial success of an event or program depends on the quality and acceptance of competing offerings released into the marketplace at or near the same time, the availability of alternative forms of entertainment and leisure-time activities, general economic conditions and other tangible and intangible factors, all of which can change quickly. Because we expect the popularity of our offerings to be a significant factor driving the growth of our company, our failure to produce events and programs with broad consumer appeal could materially harm our business and prospects for growth.

Our failure to continue to create popular events and programs would likely lead to a decline in our ability to generate revenues.

The creation, marketing and distribution of our live and televised entertainment, including pay-per-view events, are the core of our business and are critical to our ability to generate revenues. Our failure to continue to create popular live events and televised programming would likely lead to a decline in our television ratings and attendance at our live events. Such a decline would adversely affect our ability to generate revenues.

The sports and entertainment industry is extremely competitive and we may not be able to compete successfully against other promoters, both large and small, for both boxers and the public's attention.

The market for the promotion and distribution of boxers, boxing events and boxing-related content is extremely competitive and rapidly changing. We face competitive pressures from numerous actual and potential competitors. Many of our competitors in the promotion business, such as Don King Productions, Top Rank and Main Events, have substantial competitive advantages over us, including longer operating histories, significantly greater financial, technical and marketing resources, greater brand name recognition, better distribution channels, larger existing customer bases' and more popular content or boxers. Similarly, the content production and distribution side of our business faces competition from these sources, as well as major media concerns such as Walt Disney's ESPN network, which is actively involved in marketing its own library of boxing-related content.

We may have lower revenues if we are unable to secure appropriate athletes, events and venues.

As a participant in the sports and entertainment industry, our ability to generate revenues is highly sensitive to public tastes, which are unpredictable. A change in public tastes, an increase in competition or a lack of boxer or event availability could damage our business, financial condition and results of operations. Similarly, our ability to generate revenues from live entertainment events may be limited if other competitive forms of entertainment are available. Since we rely on unrelated parties to create and perform live boxing content, any lack of availability of popular athletes, boxing venues, boxing trainers, broadcast personalities, and other performers could limit our ability to generate revenues.

The members of our management team have no experience in leadership roles in a public company.

Prior to our merger transaction, our management team was operating CKB as a private company. There are significant additional responsibilities that come with running a public company, including, without limitation, greatly increased disclosure obligations, restrictions on selective disclosure, and, potentially, liaison with the media and analyst community. We cannot assure you that our management team will be able to successfully discharge these additional responsibilities, and their failure to do so could have a material adverse effect on the trading price of our common stock and, potentially, our revenues, profits, results of operations, financial condition and future prospects.

The loss of certain key management and creative personnel could materially and adversely affect our business.

Our future success depends, to a significant extent, on the continued services of our senior management, particularly Cedric Kushner, James DiLorenzo, and other key creative personnel. We do not have employment agreements with Messrs. Kushner or DiLorenzo. Moreover, we do not have key-man insurance on Messrs. Kushner or DiLorenzo. The loss of Messrs. Kushner or DiLorenzo, or certain other key employees, would likely have a material and adverse effect on our business. Competition for talented personnel throughout our industry is intense and we may be unable to retain our current key employees or attract, integrate or retain other highly qualified employees in the future. We have in the past experienced, and we expect to continue to experience, difficulty in hiring and retaining highly skilled employees with appropriate qualifications. If we do not succeed in attracting new personnel or retaining and motivating our current personnel, our business could be adversely affected.

We may be liable to third parties for certain license rights and other content that we produce and distribute.

We may be liable to third parties for certain license rights and other content that we produce and distribute. We attempt to minimize these types of liabilities by requiring representations and warranties relating to our ownership of and rights to use and distribute such material. However, alleged liability could harm our business by damaging our reputation, requiring us to incur legal costs in defense, exposing us to awards of damages and costs and diverting management's attention away from our business.

We have paid no dividends on our common stock.

We have paid no cash dividends on our common stock in the past and we do not intend to pay any such dividends in the foreseeable future. It is anticipated that we will reinvest future profits, if any, from our operations into our business and there is no assurance that we will ever pay dividends to holders of our common stock.

A majority of the voting power of our stock is held by our Senior Management.

By virtue of their collective ownership of approximately 71% of the aggregate voting power of our outstanding voting securities, Cedric Kushner, our President and James DiLorenzo, our Executive Vice President, Secretary and Treasurer, have the ability to elect all of our directors, in turn elect all executive officers, without regard to the votes of other stockholders. Accordingly, our stockholders, other than Messrs. Kushner and DiLorenzo, will have extremely limited power to influence our management and operations through the election of directors or otherwise.

We may not be able to secure additional financing to meet our future capital needs on terms acceptable to us, or at all.

If we are unable to generate sufficient cash flows from operations to meet our anticipated needs for working capital and capital expenditures, we will need to raise additional funds to promote our brand and operate and expand our business. We may be unable to obtain any required additional financing on terms favorable to us, if at all. If adequate funds are not available on acceptable terms, we may be unable to fund our expansion, attract new boxers and promote existing boxers, create additional boxing-related content, respond to competitive pressures or take advantage of acquisition opportunities, any of which could have a material adverse effect on our business. If we raise additional funds through the issuance of equity securities, our stockholders may experience significant dilution of their ownership interest, and the newly-issued securities may have rights superior to those of our common stock. If we raise additional funds by issuing debt, we may be subject to limitations on our operations, including limitations on the payment of dividends to our stockholders.

Our stock price may decline in the future, and a public market may not develop or exist for you to sell our common stock.

Our common stock was quoted on the OTCBB, and is currently quoted on the "Pink Sheets" with a stock symbol of CKHP.PK. Prior to the CKB Merger, there was a limited trading market for our shares because we had no business operations or revenues. An active trading market may not develop in the future, or if one does develop, be sustained. If an active trading market does develop, the market price of our common stock is likely to be highly volatile due to, among other things, the nature of our business and because we are effectively a new public company with a limited operating history. The market price of our common stock may also fluctuate significantly in response to the following factors, most of which are beyond our control: variations in our quarterly operating results; changes in securities analysts' estimates of our financial performance; changes in general economic conditions and in the sports and entertainment industry; changes in market valuations of similar companies; announcements by us or our competitors of significant new contracts with boxers, acquisitions, strategic partnerships or joint ventures, or capital commitments; loss of a major boxer, partner or joint venture participant; the failure to effectively exploit the Company's media library; and, the addition or loss of key managerial and creative personnel.

The equity markets have, on occasion, experienced significant price and volume fluctuations that have affected the market prices for many companies' securities and that have often been unrelated to the operating performance of these companies. Any such fluctuations may adversely affect the market price of our common stock, regardless of our actual operating performance. As a result, stockholders may be unable to sell their shares, or may be forced to sell them at a loss.

Purchasers of our securities may be adversely affected by the penny stock regulations.

Unless and until our common stock is quoted on the NASDAQ automated quotation system or on a national securities exchange, and for so long as the common stock trades below $5.00 par share, the common stock may continue to be deemed a "penny stock" as defined in the Exchange Act and be covered by Rule 15g-9 of the Exchange Act. That rule imposes additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally, institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse). For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to sale. In addition, prior to effecting any penny stock transaction, the broker-dealer must provide a customer with a document that discloses the risks of investing in the penny stock market, including a description of the broker-dealer's duties to the customer and the rights and remedies available to the customer, explain the nature of "bid" and "ask" prices in the penny stock market, supply a toll-free telephone number to provide information on disciplinary histories and describe all significant terms used in such disclosure document. Consequently, the requirements of Rule 15g-9 will continue to affect the willingness of broker-dealers to sell our securities and, therefore, make it more difficult for our stockholders to trade our common stock.

We compete for attendance, broadcast audiences and advertising revenue.

We compete for entertainment and advertising dollars with professional and college sports and with other entertainment and leisure activities. We face competition from professional and college baseball, basketball, hockey and/or football, among other activities, in most cities in which we hold live events. We also compete for attendance, broadcast audiences and advertising revenue with a wide range of alternative entertainment and leisure activities.

This competition could result in a significant loss of viewers, venues, distribution channels or performers and fewer entertainment and advertising dollars spent on our form of sports entertainment, any of which could have a material adverse effect on our revenues, profits, results of operations, financial condition and future prospects.

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
We rely on intellectual and other property rights.

We regard the protection of our copyrights, trademarks and service marks as critical to our future success, and, in particular, to our ability to create and exploit boxing-related content. We rely on federal and international copyright and trademark statutes, as well as contractual restrictions, to establish and protect our intellectual property and other proprietary rights in products and services. However, there can be no assurance that these contractual arrangements or the other steps taken by us to protect our intellectual property and proprietary rights will prove sufficient to prevent misappropriation of them, or to deter independent third-party development of similar rights which may infer upon ours. We plan to pursue the registration of its trademarks, service marks and copyrights in the United States and internationally to the extent feasible, however, effective trademark and copyright protection may not be economically viable, and even if it is, we may not have the financial capacity in the future to protect, enforce and defend our rights against competitors with greater resources.

It is possible that in the future, we may license some of our proprietary rights, such as trademarks or copyrighted material, to third parties. While we will attempt to ensure that the quality of our brand is maintained by such licensees, there can be no assurance that such licensees will not take actions that might materially adversely affect the value of our proprietary rights or reputation, which could have a materially adverse effect on our revenues, profits, results of operations, financial condition and future prospects.

To date, we have not been notified that our intellectual properties infringe on the proprietary rights of any third party, but there can be no assurance that third parties will not claim infringement by us with respect to the past, current or future use of these assets. Any such claim, whether meritorious or not, could be time-consuming, result in costly legal proceedings and/or settlement arrangements, or require us to enter into royalty or licensing agreements. Such royalty or licensing agreements may not be available on terms acceptable to us, or at all. As a result, any such claim can have a materially adverse effect upon our revenues, profits, results of operations, financial condition and future prospects.

Our operations are affected by general economic conditions and public tastes.

Our operations are affected by general economic conditions and, therefore, our future success is unpredictable. The demand for entertainment and leisure activities tends to be highly sensitive to consumers' disposable incomes, and thus a decline in general economic conditions could result in our fans or potential fans having less discretionary income to spend on our live and televised entertainment and branded merchandise, which could have an adverse effect on our business and/or prospects. Public tastes are unpredictable and subject to change and may be affected by changes in the country's political and social climate. A change in public tastes or decline in general economic conditions may adversely affect our future success.

The physical nature of our events and extensive travel exposes our boxers and employees to risks.

Our boxers and our employees who are involved in the production of those events are exposed to the risk of travel and performance-related accidents, the consequences of which may not be fully covered by insurance. The physical nature of our events exposes our boxers to the risk of serious injury or death. Although we have general liability insurance and umbrella insurance policies, and although our performers are responsible for obtaining their own health, disability and life insurance, we cannot assure you that the consequences of any accident or injury will be fully covered by insurance. Our liability resulting from any accident or injury not covered by our insurance could have a material adverse effect on our revenues, profits, results of operations, financial condition and future prospects.

We rely on certain licenses to operate.

In various states in the United States and some foreign countries, athletic commissions and other applicable regulatory agencies require us to obtain promoters licenses, performers' licenses, medical licenses and/or event permits in order for us to promote and conduct our live events. In the event that we fail to comply with the regulations of a particular jurisdiction, we may be prohibited from promoting and conducting our live events in that jurisdiction. The inability to present our live events over an extended period of time or in a number of jurisdictions would lead to a decline in the various revenue streams generated from our live events, which could have an adverse effect on our profits, results of operations, financial condition and future prospects.

We have exposure to pending litigation.

We are currently involved in several legal disputes concerning contractual rights and breaches of contract related to our boxers and the promotion of boxing events, certain service providers, and other issues including but not limited to a civil action undertaken by the Securities Exchange Commission in the federal district court for the Southern District of New York. If the Company were to not prevail in any one or several of these matters there can be no assurances that there will not be a material adverse affect on the Company. For further information on any of the present legal matters refer to the Legal Proceedings section under Proposal 1: Election of Directors.

There can be no assurances that the stockholders of the Company will be able to approve to increase the number of authorized shares of the Company.

In the event that we do not receive clearance by the Securities and Exchange Commission to allow the stockholders to vote to increase the number of authorized shares of the Company, then the current debenture holders will be unable to convert their debt into equity. Therefore, the Company will be required to repay the debt-holders, warrant holders, and others with common stock to be issued, in cash. However, without the ability to issue shares to potential new investors, the Company may not have the ability to repay these amounts, resulting in an adverse effect on our profits, results of operations, financial condition and future prospects.

                        PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, two directors are to be elected to the Board of Directors, each to hold office until our 2005 Annual Meeting of stockholders and until his or her successor is duly elected and qualified. Unless otherwise specified, proxies solicited hereby will be voted for the election of the nominees listed below; however, discretionary authority may be exercised to vote for a substitute. No circumstances are presently known that would render any nominee listed below unavailable. All of the nominees are existing members of the Board of Directors.

Nominees for Election to the Board of Directors

Cedric Kushner, 56, became our President and a director on April 30, 2002. Mr. Kushner has served as president of Cedric Kushner Boxing, Inc. ("CKB") and its predecessor companies since 1974. From 1974 to 1982, Mr. Kushner was one of the premier rock `n' roll promoters in the United States. He promoted the likes of Steppenwolf, Fleetwood Mac, Bob Segar, Rod Stewart, Journey, Joni Mitchell and the Rolling Stones. Since 1982, Mr. Kushner has steadily established himself as a respected promoter in the world of boxing. Currently, CKB promotes world champion and top contender boxers.

James DiLorenzo, 39, became our Executive Vice President, Secretary and Treasurer, as well as a director, on April 30, 2002. Mr. DiLorenzo joined CKB's predecessor in 1991 and became a partner in 1998. Mr. DiLorenzo has served as executive vice president, secretary and treasurer of CKB and its predecessor since 1999. Mr. DiLorenzo created the popular "Heavyweight Explosion" and "ThunderBox" series and is currently the head of all of CKB's media endeavors. Mr. DiLorenzo also manages CKB's international and domestic television distribution.

Vote Required

The affirmative vote of a plurality of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the election of each of the above nominees for Director. Under applicable Delaware law, in determining whether a nominee has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR DISCUSSED ABOVE TO HOLD OFFICE UNTIL THE 2003 ANNUAL MEETING AND UNTIL EACH SUCH PERSON'S SUCCESSOR IS DULY ELECTED AND QUALIFIED.

Certain Relationships and Related Transactions

None of the transactions with our officers or stockholders were made on terms less favorable to us than those available from unaffiliated parties. In future transactions of this nature, we will ensure that more favorable terms are not available to it from unaffiliated third parties before entering into transactions with our officers or stockholders.

The CKB Merger

As described above under "Change-in-Control: The CKB Merger," the CKB Merger was consummated on April 30, 2002. In connection with the CKB Merger, the CKB Stock held by Messrs. Kushner and DiLorenzo was converted into 399,751.37 shares of our Series B Preferred Stock and 5,584.42 shares of our Series C Preferred Stock. These shareholdings, combined with 13,493 shares of Common Stock acquired by Mr. Kushner prior to the CKB Merger, make Messrs. Kushner and DiLorenzo the holders of a total of approximately 71% of the aggregate voting power of all of our outstanding voting securities having the right to vote on the election of directors. In addition, the CKB Stock held by Livingston was converted into a warrant to acquire 1,000,000 shares of Common Stock (this warrant was subsequently amended to cover only 500,000 shares of Common Stock, but at 50% of the original exercise price) as well as 22,337.68 shares of our Series C Preferred Stock (convertible into 2,233,768 shares of Common Stock), making Livingston the holder of a total of approximately 3.84% of the aggregate voting power of all of our outstanding voting securities having the right to vote on the election of directors. Note, however, that the Company lacks sufficient authorized shares of Common Stock to allow the full conversion and exercise of this preferred stock and warrants unless Proposal 5 in this proxy statement is approved by our stockholders. See "Change In Control: The CKB Merger - Merger Consideration" above for further discussion regarding the CKB Merger consideration.

The CKB Notes

As discussed above in the Section entitled "The CKB Merger Agreement - the CKB Merger," one of the conditions precedent to CKB's obligations under the CKB Merger Agreement which was satisfied prior to the CKB Merger was the making of a bridge loan of at least $300,000 (the "Bridge Loan") by the Company to CKP for a period of one year and at an annual interest rate of ten percent. The Bridge Loan was in addition to $225,000 that had already been advanced by the Company to CKP (as discussed below) and $595,000 in financing raised directly by CKP.

March 2002 Note
Between December 2001 and April 2002, the Company raised $525,000 in gross proceeds through the issuance of convertible promissory notes and Common Stock purchase warrants to accredited investors. The Company lent $246,500 of the gross proceeds of this private placement, along with $50,000 in other funds, to CKP pursuant to a promissory note, dated March 8, 2002, in the principal amount of $296,500, in favor of the Company and payable by CKP (the "CKP Note"). The principal amount outstanding under the Note was to accrue interest at the rate of ten percent per year starting (i) with respect to $50,000 of the principal amount of this Note on August 2, 2001, (ii) with respect to $100,000.00 of the principal amount of this Note on January 9, 2002, (iii) with respect to $50,000.00 of the principal amount of this Note on January 24, 2002, (iv) with respect to $30,000.00 of the principal amount of this Note on February 22, 2002, and (v) with respect to the remaining principal portion of this Note ($66,500.00) on March 8, 2002. The principal and accrued interest under the CKP Note was payable on or before the earlier of January 31, 2002 and the occurrence of one of the events of default listed in the CKP Note. Following the consummation of the CKB Merger, the CKP Note was forgiven in its entirety by the Company.

Under Section 1.4(c) of the CKB Merger Agreement, the Company and CKP acknowledged CKP's receipt of $820,000 from the Company and certain third party lenders. The $820,000 amount is comprised of $595,000 raised directly by CKP and $225,000 from the March, 2002 Note. The remaining $71,500 of the $296,500 Advances was applied to the Company's obligation to secure the Bridge Loan.

$300,000 Loan
In March 2001, the Company raised a total of $444,000 as part of its ongoing private placement of convertible promissory notes and Common Stock purchase warrants. $228,500 of the net proceeds of the private placement were lent to CKP and applied to the Company's obligation to secure the Bridge Loan. The remaining net proceeds from this private placement have been applied to the Post-Merger Financing Amount (see "The CKB Merger Agreement - Post-Merger Financing"). The $228,500 in advances referred to above were evidenced by demand promissory notes (the "Demand Notes"). The principal amounts under the Demand Notes is payable on demand after April 30, 2002 or upon the occurrence of one of the events of default specified in the Demand Notes. Following the consummation of the CKB Merger, the Demand Notes were forgiven in their entirety.

Obligations to Stockholders

The Company entered into various loan agreements with certain of its stockholders. These agreements have various terms, with interest rates ranging from 3% to 25%, and maturities, extending from one month to nine years. The Company is in default of some of the agreements. The combined principal balance outstanding as of June 30, 2004 was approximately $1,571,764.

As discussed above in the Section "The CKB Merger Agreement - Merger with Big Content," the Mackin Note, as well as the Company's obligations to pay the Consulting Fee (as defined below under "Livingston Consulting Agreement") are secured by a first-priority lien on a film library of certain boxing programming owned by a CKB affiliate (the "Library"), as well as certain other assets.

The Company had the following notes payable due stockholders June 30, 2004:

     o Note payable due to an officer of the Company, dated December 20, 2002, in the amount of $100,000 and bearing interest at 7% per annum. Interest and principal on this note were due in full on December 31, 2002. The balance on this note was $100,000 on October 21, 2003 when it was transferred in full to another stockholder of the Company. On October 21, 2003, the Company issued to the stockholder a note payable in the amount of $220,000, bearing interest at 8% per annum. This note represents the sum of the $100,000 note transferred from the officer of the Company and $120,000 in accrued expenses due the stockholder. Interest and principal on this note were due in full on October 21, 2003. The note is currently in default and, pursuant to its terms, now bears interest at 18% per annum. Interest expense was recorded in 2003 and accrued interest at December 31, 2003 amounted to $7,595. The balance on this note as of June 30, 2004 was $220,000.

     o Note payable to stockholder in connection with consulting agreement for Big Content in the original amount of $2,600,000 (Please refer to Livingston Consulting Agreement below) payable in weekly installments of $5,000 over ten years without interest. In accordance with the guidance in paragraph 37(k) of SFAS 141, this liability was recorded at present value of $1,235,067, as of December 31, 2003, utilizing appropriate current imputed interest rates. The Company determined that an appropriate imputed interest rate was 15% per annum.

          Our subsidiary, Big Content, has granted a first priority security interest in certain intellectual media assets to this note holder and certain of its affiliates as collateral for our payment obligations under various agreements. If we fail to perform our obligations under these agreements, the secured party may seize these assets. In such event, we would lose our rights to our library of boxing films. If this were to occur, our revenues, profits, results of operations, financial condition and future prospects would be materially and adversely affected.

On February 19, 2004 the Company and its President converted $1,628,911 of the Company's outstanding debt, including $636,554 in personal advances made by the President, into equity (Please refer to Part II -- Other Information, Item 2, Change in Securities). During the six months ended June 30, 2004, the Company reclassified $91,691 in accrued interest due to the Company's President into non-interest bearing advances payable to the Company's President. At June 30, 2004, the balance owed to the Company's President was $137,079. The amounts advanced to the Company by the President have no specific terms, conditions, or maturities.

The Company has an unsecured non-interest bearing advance payable to the Company's Vice President. At June 30, 2004, the balance owed to the Company's Vice President was $117,929.

The Company also has an unsecured non-interest bearing advance payable to a stockholder. At June 30, 2004, the balance owed to the stockholder was $94,769.

Livingston Consulting Agreement

On April 30, 2002, the Company and several of its affiliates (these companies are referred to collectively as the "Zenascent Group") and Livingston entered into the Livingston Consulting Agreement. Pursuant to the terms of the Livingston Consulting Agreement, the Company retained Livingston to provide certain consulting services to the Company, including advising the Company with respect to its strategic planning and development. As compensation for these consulting services, Livingston is entitled to receive (a) a weekly consulting fee of $5,000 (the "Consulting Fee"), (b) a payment equal to 10% of the net revenues derived by a CKB affiliate from any transaction or event related to boxing matches promoted or co-promoted by this affiliate which generates total revenues to this affiliate of at least $500,000 and (c) a commission equal to 20% of the net revenues derived by CKB or its affiliates from the sale, licensing or other exploitation of the Library.

Pursuant to the terms of the Livingston Consulting Agreement, the Company is, subject to the following sentence, required to apply 15% of the net proceeds to the Zenascent Group of any Qualified Financing (as defined in the following paragraph) to the repurchase of the Series C Preferred Stock held by Livingston and its affiliates at a price per share equal to the liquidation value of the Series C Preferred Stock. Our obligation to repurchase Series C Preferred Stock pursuant to the Livingston Consulting Agreement will terminate immediately upon the receipt by Livingston and its affiliates of an aggregate of (i) $4,300,000 in Covered Payments (as defined in the following paragraph), if received not later than March 25, 2005 or (ii) $5,300,000 in Covered Payments, if received not later than March 25, 2012.

As used in this proxy statement (a) a "Qualified Financing" means any equity or debt financing received by the Zenascent Group subsequent to April 30, 2002 (other than any such financing required pursuant to the CKB Merger Agreement governing the CKB Merger (the "CKB Merger Agreement") and (b) "Covered Payments" means all payments pursuant to (i) the Livingston Consulting

Agreement (including, without limitation, the repurchase provisions discussed above), (ii) the Mackin Note, (iii) a contractual covenant providing for the reimbursement of Livingston and its affiliates for certain expenses in the amount of $200,000, (iv) proceeds from the sale of Common Stock acquired pursuant to a warrant to purchase 500,000 shares of Common Stock issued to Livingston pursuant to the CKB Merger Agreement and (v) the Distribution and Purchase Agreement described below.

Distribution and Purchase Agreement

On April 30, 2002, Cedric Kushner, our President, James DiLorenzo, our Executive Vice President, Treasurer and Secretary, and Livingston entered into a Distribution and Purchase Agreement (the "DPA"), which contains a number of restrictions on the sale or encumbrance of the capital stock of the Company owned by Messrs. Kushner and DiLorenzo. In particular, Messrs. Kushner and DiLorenzo may not sell or encumber any of our capital stock without Livingston's prior written consent except in limited cases and subject to certain conditions (including the application of sales proceeds to the purchase of Series C Preferred Stock held by Livingston and/or the payment to Livingston of a certain portion of the sales proceeds). In addition, the DPA provides that 50% of the proceeds of any cash dividends or distributions on our capital stock received by Messrs. Kushner or DiLorenzo must be applied to purchase from Livingston, at its liquidation value, any shares of Series C Preferred Stock held by Livingston.

The DPA also provides that, except as described above under "Livingston Consulting Agreement" neither Livingston nor its affiliates may sell or encumber Series C Preferred Stock to any person other than Cedric Kushner, James DiLorenzo or their respective Affiliates. The restrictions in the DPA described above will terminate immediately upon the receipt by Livingston and its affiliates of an aggregate of (a) $4,300,000 in Covered Payments, if received not later than March 25, 2005 or (b) $5,300,000 in Covered Payments, if received not later than March 25, 2012.

Certain Other Agreements and Relationships

We recently entered into a Stock Amendment and Issuance Agreement with Cedric Kushner, our President and James DiLorenzo, our Executive Vice President, Treasurer and Secretary, pursuant to which Messrs. Kushner and DiLorenzo agreed to a reduction in certain economic rights associated with their Series B Preferred Stock in consideration for the issuance to them of Series D Preferred Stock. The terms of this Agreement are described in "Recent Developments - Amendment of Series B Preferred Stock; Issuance of Series D Preferred Stock" below.

On February 19, 2004 the Company and its President converted $1,628,911 of the Company's outstanding debt, relating to various personal loans and advances made by the President, into equity. In exchange of the afore-mentioned debt, the President received 65,156 shares of the Company's Series B Preferred Stock. Immediately following stockholder approval to increase the Company's authorized common stock, the Series B Preferred shall automatically convert into 3,257,800 shares of the Company's Class A Common Stock. The fair value of the Class A Common Stock, upon conversion, was $1.06 per share on the date of the agreement. Accordingly, the value of the 65,156 shares of Preferred B Stock is identical to the value of 3,257,800 shares of the Company's Class A Common Stock, which approximates $3,500,000. The Company recognized financing costs, related to this transaction, of $1,824,357 for the six months ended June 30, 2004.

Board Meetings During Fiscal Year 2003

During fiscal year 2003, the Board of Directors held two meetings. Each director who was serving as a director when these meetings were held attended both of these meetings.

Board Committees

The Company has no standing committees of its Board of Directors. However, the company intends to establish a Compensation Committee, Option Plan Administration Committee and Audit Committee in the near future. It has not yet been determined which directors will sit on these committees.

Legal Proceedings

The Company is currently involved in several legal disputes concerning contractual rights and breaches of contract related to our boxers and the promotion of boxing events, certain service providers, and other issues including the following:

Investor and Public Relations Agreement
On May 13, 2002 the Company entered into agreements with Investor Relation Services, Inc, ("IRSI") and Summit Trading Limited ("Summit") (collectively the "Consultants) to provide investor and public relations services. The agreement engaged the consultants to provide one or more investor relations plans as well as assistance in the coordination and execution of the agreed upon plan or plans. A plan would include several services as defined in the agreement. The agreement was to have been effective for the period from May 13, 2002 through May 12, 2005. As compensation for the services, the Company was to issue the Consultants 2,631,580 shares of Class A Common Stock of the Company. The fair value of the shares to be issued of $3,236,843 was recorded as deferred consulting fees and common stock to be issued based upon the value of the common stock on the date on which that agreement was entered into. Deferred consulting fees were to have been amortized over the three-year life of the agreement. Amortization expense related to this agreement from inception to December 31, 2003 amounted to $1,186,802, and has been included in compensatory element of stock issuances for selling, general and administrative expenses in the accompanying condensed consolidated statements of operations. In August 2002, the Company terminated the contract for cause when IRSI was deemed by the Company to be unable to fulfill its contractual obligations to the Company when a principal of IRSI was indicted for securities fraud.

As of December 31, 2002, the Company's management believed that it was premature to fully assess the likelihood of success in defending the claims asserted. A preliminary determination then showed a substantial factual basis for the Company's termination of the agreement. However, the Company was unable to predict the outcome of the dispute and, accordingly, no further adjustment was made as of December 31, 2002 to the condensed consolidated financial statements relating to this agreement.

On June 11, 2004, the Company completed execution of a final settlement of our dispute with the Consultants pursuant to which we have agreed to issue to Consultants 2,500,000 shares of the Company's common stock. The terms of the settlement agreement provide that the Company shall distribute our pending proxy statement to our stockholders for a vote within 60 days after the completion of the review of such document by the Securities and Exchange Commission, and that such shares shall only be paid to the Consultants after the approval by our stockholders of an increase in the number of authorized shares of the Company to 100 million shares. In the event that the shares are not transferred on or before September 1, 2004, then the settlement agreement shall be voidable by the Consultants on 30 days written notice, whereupon the parties shall thereafter continue the presently pending arbitration. As a result of this settlement, since services were no longer being performed, the Company recognized a non-cash expense of $1,375,699 as litigation settlement expense for the year ended December 31, 2003. However, if the Company is unable to issue the shares pursuant to the settlement agreement then there could be a material, adverse effect on our revenues, profits, results of operations, financial condition and future prospects of the Company. As of the filing date of this report, the Company has not obtained stockholders' approval to increase its number of authorized shares; nor has it received notice from the Consultants.

Golden Gloves (PTY) Limited
On November 13, 2001, Golden Gloves (PTY) Limited, a boxing promoter based in Johannesburg, South Africa ("Golden Gloves"), commenced a legal action in the Supreme Court of the State of New York, County of New York against CKP and the Company's President. Golden Gloves alleged that CKP breached an agreement to share certain profits related to certain boxers. This matter had been settled in accordance with a written agreement dated February 20, 2003 between the parties. The details of the agreement are confidential, but they basically involved an extended payout over two years. In the event of a default of this agreement, the Company will be responsible for the full amount of any unpaid balance, interest and legal fees. The Company has not made any payments pursuant to the settlement agreement and, therefore, is in default of the agreement.

J.P. Morgan Chase & Company
The Company had a $200,000 credit line through a bank. During 2001, the line of credit expired and the bank converted the outstanding amount to a note payable. The note was payable in 36 monthly principal payments of $5,549, plus 6% interest per annum. The note was secured by assets of the Company and personally guaranteed by certain stockholders of the Company. Furthermore, the President of the Company was required to subordinate $578,735 of his loans to the Company in connection with this note. The Company is presently in default of this note.

On January 13, 2004, a judgment in the amount of $95,145 was entered into in favor of the bank against the Company and its President in connection with the default of the note outstanding. On May 5, 2004, the Company and the bank reached a forbearance agreement whereby the Company would pay out the outstanding principal amount, plus interest, in 60 monthly payments of $1,752 each, in exchange for forbearance on any additional efforts to collect upon the unsatisfied portion of the judgment balance with interest at 4% per annum. The balance on this obligation at June 30, 2004 amounted to $90,003, which is categorized as accrued litigation and judgments payable in the Company's condensed consolidated financial statements.

Zomba Recording Corporation
In July 2002, CKP and Mr. Kushner agreed to a stipulation for judgment against the Company's President by Zomba Recording Corporation ("Zomba") related to amounts owed Zomba under an Amended and Restated Promissory Note dated August 2, 2001 in the amount of $762,876. Further, in August, 2002, the Company's President executed a Mortgage Security Agreement granting a security interest in an apartment property owned by the Company's President to Zomba. As of June 30, 2004, the unpaid balance owed to Zomba by CKP was approximately $267,000 and is reported as current notes payable.

Securities & Exchange Commission
On March 24, 2004, the United States Securities and Exchange Commission (the "SEC") brought a civil action against Cedric Kushner Promotions, Inc., Cedric Kushner, James DiLorenzo and Steven Angel in federal district court for the Southern District of New York (No. 04 CV 2324). The action alleges several violations of the Securities Exchange Act of 1934 and the Public Company Accounting Reform and Investors Protection Act of 2002 including: Section 10(b) of the Securities Exchange Act of 1934, Exchange Rule 10b-5, Section 302(a) of the Public Company Accounting Reform and Investors Protection Act of 2002 and Exchange Act Rule 13a-14 thereunder. The SEC further alleges that the officers and directors aided and abetted the Company's violation of the Exchange Act Sections 13(a), 13(b) (2) (A), 13 (b) (2) (B) and Exchange Act Rules 12b-20 and 13a-1 thereunder of the Rules and Regulations described above and alleges that the Company's Form 10-KSB for the fiscal year ended December 31, 2002, as originally filed, contained material misstatements and omissions. The remedies sought by the SEC include, but are not limited to:

     o    Monetary fines levied upon the Company and its officers and directors;
     o Permanently barring Messrs. Kushner, DiLorenzo and Angel from serving as officers or directors of the Company and any other publicly traded corporation; and
     o Permanently restraining and enjoining the Company, its officers and directors from violating the federal securities laws, rules and regulations.

In a press release dated March 26, 2004, the Company, its officers, and its directors publicly announced they intend to vigorously defend themselves against the claims made by the SEC. If, however, the SEC were to prevail in its litigation, the Company's business, operations and financial condition may be materially and adversely affected.

Buster Mathis, Jr.
In December 2001, Buster Mathis, Jr. ("Mathis"), a boxer, filed an action against the Company, CKP, CKB and the Company's President, individually, in the United States District Court, Southern District of New York alleging fraud and unjust enrichment relating to a fight against Mike Tyson in December 1995. In October 2002, a jury awarded Mr. Mathis $702,000 (including interest at a rate of 9% per annum from December 16, 1995), and the Company initially established a reserve of $702,000 during the quarter ended September 30, 2002.

On April 18, 2003, the Company entered into a Settlement Agreement ("Mathis SA") with Mathis regarding the action filed by Mathis. Subject to full performance of the terms and conditions of the Mathis SA, all claims between Mathis and the Company and its affiliates were compromised and settled in consideration for the payment by the Company of the principal sum of $550,000 with interest at the rate of 2.9% per annum. The Company recorded an adjustment in the fourth quarter of 2002 of approximately $152,000 relating to the reduction in the accrual as a result of the Mathis SA. This settlement sum is payable in certain installments that commenced on December 17, 2002 and continues until September 15, 2004.

As of May 18, 2003, the Company has paid $150,000 pursuant to the Mathis SA. Until September 15, 2003, the Company had the option to satisfy $275,000 of the settlement amount by issuing unrestricted shares of the Company's common stock to Mathis ("Mathis Shares"). The number of Mathis Shares to be delivered shall be an amount having the equivalent value of $275,000 plus accrued interest ("Share Value"), which value shall be based upon the average closing price of shares of the Company's common stock as traded in the public market, for a period of ten trading days prior to the effective date of a registration statement covering such Mathis Shares. Upon receipt of the Mathis Shares, Mathis has a period of 20 days to decide whether Mathis wishes to hold or sell the Shares. On July 7, 2003, the Company paid an additional $122,500 pursuant to the Mathis SA.

If Mathis elects to sell the Mathis Shares, the Company has agreed to guarantee that the sale proceeds from the sale of these Mathis Shares equals the Share Value. In further consideration for Mathis granting the Company the above option, the Company has agreed to deliver to Mathis at the same time the Mathis Shares are issued, an additional amount of shares of freely-tradable, unrestricted common stock of the Company equal to 10,000 shares for each calendar month after May 2003 that the Mathis Shares have not been delivered to Mathis (with Mathis' entitlement vesting on the first calendar day of each month commencing on June 1, 2003). For example, in the event the Mathis Shares are not delivered until September 15, 2003, the Company is required to deliver to Mathis an additional 40,000 shares of the Company's common stock, which will have vested 10,000 shares each on June 1, July 1, August 1, and September 1, 2003, respectively. The Company has agreed to not make any extraordinary payments that are also outside the ordinary course of business to creditors, stockholders or employees. The settlement amounts are additionally secured by a lien on the East Hampton residence owned by the Company's President. On September 15, 2003 the Company defaulted on Mathis SA because the required shares were not issued and delivered to Mathis as required by the April 18, 2003 Mathis SA. As a result of the breach, Mathis was given the ability to enforce the judgment amount against the Company and its President.

On February 18, 2004 the Company paid Mathis an additional fee of $75,000 in an effort to forego any further action that Mathis was going to take either against the Company or Kushner individually. On March 24, 2004, the Company and Mathis entered into an amicable settlement arrangement whereby Mathis has agreed to release the Company, Cedric Kushner Promotions, Ltd., Cedric Kushner Productions, Ltd., and Cedric Kushner Boxing, Inc. from all liabilities and obligations including but not limited to those obligations arising from the Mathis SA, entered into effective as of April 18, 2003, and the judgment obtained by Mathis in regards to a civil action against the Company's President and certain subsidiaries of the Company in the United States District Court for the Southern District of New York styled Buster Mathis, Jr. v. Cedric Kushner et al. In exchange for such release the Company has hired Mathis in a consulting capacity for a term of three years. Mathis will assist the Company as a talent scout in its endeavors to search for young amateur boxers with professional potential. In addition, Mathis has agreed to attend occasional meetings, events or functions on behalf of the Company, and to advise, and discuss new concepts and projects in development by the Company. As compensation for services rendered, the Company has agreed to pay Mathis $363,000 in full by July 15, 2004 resulting in the Company recognizing an additional amount of $105,756 in settlement expense in 2003. Additionally, the Company agreed that if Mathis shall not have received the full compensation of $363,000 by July 15, 2004, then the Company shall pay Mathis additional compensation of $3,500 per month for each month that the sum of $363,000 (exclusive of the additional compensation) has not been paid. At the sole option of the Company, in lieu of payments, the Company may tender Mathis freely tradable shares of common stock of the Company registered pursuant to a Form S-8 that the Company intends to file, although there is no assurance that this will occur. At its sole and exclusive option, the Company may elect to accelerate the payment schedule. As of June 30, 2004, the Company has an outstanding balance of $248,000 due Mathis. As of this report date, the Company did not pay the amount that was due on July 15, 2004, opting to pay the additional monthly compensation of $3,500. As of September 24, 2004, the Company did not pay Mathis the monthly payment that was due on September 15, 2004 and is now in default of its agreement with Mathis.

Shane Mosley
On August 23, 2002, the Company and a boxer agreed to settle a disputed matter related to the sharing of certain profits between the boxer and the Company. The Company had agreed to pay the boxer approximately $610,000, excluding amounts previously paid, plus interest by April 30, 2003. On June 2, 2003, the Company defaulted on the agreed upon settlement terms, and a judgment was entered in favor of the boxer in the approximate amount of $610,000, less any principal paid by the Company. On July 16, 2003, a restraining order was placed in favor of the boxer against the Company that prohibited the sale, transfer, assignment, or interference of the Company's property at a certain financial institution until the judgment is satisfied or vacated. As of June 30, 2004, the Company had recorded as current notes payable $510,359 as the remaining liability to the boxer.

On May 6, 2004 the Company and the boxer agreed to settlement of the outstanding dispute. Pursuant to the agreement, the Company agreed to pay the boxer $50,000 in exchange for forbearance on any additional efforts to collect upon the unsatisfied portion of the judgment until August 1, 2004. The Company agrees to use its best efforts to cause its stockholders to increase the number of authorized common stock outstanding on or before August 1, 2004. The boxer and the Company shall then enter into a settlement agreement whereas the Company shall issue to the boxer common stock of the Company equal to the outstanding amount of $510,704 divided by the lesser of a 10% discount of the average closing bid price for the 60 day trading period prior to the date of such issuance, or a 10% discount of the price on the day of such issuance.

The parties then agree to a fairness hearing whereby the final settlement agreement will be brought before a court to determine whether the settlement is fair and reasonable and, finally, issuing an exemption from registration of the settlement shares. If the Company is unable to issue the stock to the boxer, exempt from registration, then Mosley may seek to enforce the unsatisfied amount of the judgment against the Company and resume the prosecution of this action against the Company. However, if the Company is unable to issue the shares pursuant to the settlement agreement then there could be a material, adverse effect on our revenues, profits, results of operations, financial condition and future prospects of the Company. As of the filing date of this report, stockholder approval to increase the number of authorized shares of the Company has not been successfully completed, and the Company and consultant are currently negotiating an amendment of the agreement.

National Sports Partners
On May 29, 2003, National Sports Partners, a New York general partnership ("NSP") and owner of Fox Sports Net Broadcast Service ("FOX"), commenced legal action in the Supreme Court of the State of California, County of Los Angeles, against the Company. NSP alleged that Company breached an agreement to pay for advertising time pursuant to an agreement, failed to pay for certain production fees and costs for producing and airing boxing events on Fox, and is suing the Company for approximately $239,200, plus interest, costs and attorney fees. As of March 31, 2004, the Company had accrued approximately $239,000 as a potential liability to NSP. In September 2004, the Company entered into a settlement agreement with NSP whereby the Company and NSP agreed to an extended payout over time of the principal amount of the lawsuit along with any accrued interest.

Others
On or about August 3, 2004 the Company was served a Petition to Recover Damages for Breach of Contract, Temporary Restraining Order Preliminary Injunction, and Permanent Injunction by a third party. This petition calls for damages regarding loss of profits among other things, as well as reimbursement for other expenses.

In the normal course of business, the Company is involved in legal disputes, concerning contractual rights and breaches of contract related to its boxers and the promotion of boxing events, claims by certain service providers, and other issues. At June 30, 2004, the Company had accrued an aggregate of approximately $1,171,315, inclusive of the amounts previously discussed, with the exception of approximately $777,233 reported as notes payable and $248,000 in accrued expenses.

There can be no assurance that any future legal proceedings will not have a material adverse affect on the Company.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company's capital stock as of September 24, 2004, by:

     o each person known to beneficially own more than five percent of any class of the Company's voting stock;

     o    each director and executive officer of the Company; and

     o    all directors and executive officers as a group.

                                                                   Amount and
 Name and Address of Beneficial Owners,                       Nature Beneficial           Beneficial Ownership
   as of September 24, 2004                                       Ownership (1)              Percentage (1)
---------------------------------------------------------------------------------------------------------------
 Cedric Kushner...............................                    39,483,949     (3) (7)          60.7%
     Cedric Kushner Promotions, Inc
     1414 Avenue of Americas, Suite 406
     New York, New York 10019

 James DiLorenzo......................                             6,554,713     (4) (7)          10.1%
     Cedric Kushner Promotions, Inc
     1414 Avenue of Americas, Suite 406
     New York, New York 10019

                                                               -----------------             ------------------
 All Directors and officers as a Group (2 persons)...             46,038,662     (5)              70.8%
                                                               -----------------             ------------------

 Other Shareholders
 Elliot Davis....................................                  2,766,666     (6)               4.3%
     c/o CSI
     7250 West Palmetto Park Road, Suite 106
     Boca Raton, Florida 33433-3439

Except as otherwise noted, the Company believes that the persons listed below have sole investment and voting power with respect to the capital stock owned by them.

     (1) For purposes of this table, "beneficial ownership" is determined in accordance with the Instructions to Item 403 of Regulation S-B under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock that such person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days are deemed to be outstanding and beneficially owned by such person or persons but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Due to this method of computation and the fact that the number of shares of Common Stock issuable upon the exercise of outstanding options, warrants and preferred stock is large relative to the number of shares of Common Stock currently outstanding, the sum of these percentages exceeds 100%.

     (2) Consists of 13,493 shares of Common Stock and 339,789 shares of Series B Preferred Stock that are convertible into 16,989,433 shares of Common Stock.

     (3) Consists of 59,963 shares of Series B Preferred Stock that are convertible into 2,998,136 shares of Common Stock and 2,792 shares of Series C Preferred Stock that are convertible into 279,221 shares of Common Stock (Mr. DiLorenzo owns an additional 2,792.21 shares of Series C Preferred Stock, but these may not be converted into Common Stock prior to April 29, 2005).

     (4) As described in Notes 2 through 4, above, consists of an aggregate of 48,493 shares of Common Stock, vested options that are convertible into 283,334 shares of Common Stock, 399,752 shares of Series B Preferred Stock that are convertible into 19,987,569 shares of Common Stock, and 2,792 shares of Series C Preferred Stock that are convertible into 279,221 shares of Common Stock.

     (5) Consists of 175,000 shares of Common Stock, warrants to purchase an aggregate of 1,375,000 shares of Common Stock and 117,500 shares of Series A Preferred Stock that are convertible into 1,175,000 shares of Common Stock.

     (6) Consists of 400,000 shares of Series D Preferred which does contain any conversion rights, but has the voting equivalent of 50 shares of Common Stock per share of Series D.
Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the executive officers and directors of the Company and persons who own more than 10% of a registered class of the Company's equity securities to file certain reports of beneficial ownership and changes in such ownership. Executive officers, directors and 10% beneficial owners are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports that they file.

In September 2001, Elliot Davis became the beneficial owner of more than ten percent of our Common Stock. It does not appear that Mr. Davis has filed a statement on Form 3 concerning his ownership of Company stock, as required by
Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder. In September 2002, Mr. Davis converted 17,500 shares of our Series A Preferred Stock into 175,000 shares of our Common Stock. It does not appear that Mr. Davis filed a statement on Form 4 concerning his beneficial ownership of these shares, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder or a statement on Form 5 concerning his ownership of Company stock for fiscal year 2001, as required by Section 16(a) of the Exchange Act and the rules and regulations adopted thereunder. In addition, it does not appear that Mr. Davis has filed a statement on Schedule 13D, as required by Rule 13d-1a of the Exchange Act.

Except as described above, based upon a review of the Company's records, the Company is not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that, during fiscal year 2002, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

Compensation of Directors and Executive Officers

Summary Compensation Table
The following table sets forth, for the fiscal years ended December 31, 2003, 2002 and 2001, the compensation provided by the Company to all individuals serving as our executive officers during the last completed fiscal year. The following table also sets forth the compensation provided by the Company's wholly-owned subsidiary, CKB, to all individuals serving as CKB's executive officers during the last completed fiscal year.

                                        Annual Compensation                     Long-Term Compensation
                                  --------------------------------------- ------------------------------------------------------
                                                                              Awards                              Payouts
                                                                          ----------------------------   -----------------------
                                                                          Restricted   Securities
Name and                                                    Other Annual    Stock      Underlying         LTIP       All Other
Principal Position          Year      Salary       Bonus    Compansation    Awards     Options/SAR's      Payouts  Compensation
--------------------------------------------------------------------------------------------------------------------------------
Cedric Kushner
  Chairman of the Board      2003               $0    -           -             -             -              -           -
  & President                2002         $127,000    -           -             -             -              -           -
                             2001         $165,000    -           -             -             -              -           -

Jim DiLorenzo
  Secretary, Treasurer       2003         $104,000    -           -             -             -              -           -
  & Executive Vice President 2002         $137,000    -           -             -             -              -           -
                             2001         $150,000    -           -             -             -              -           -

Adam Goldberg
  Chairman of the Board      2003               $0    -           -             -             -              -           -
  & Chief Executive Officer  2002               $0    -           -             -             -              -           -
                             2001          $12,000    -           -        $9,300       $30,000 (1)          -           -

Steven Angel
  Secretary                  2003          $84,000    -           -             -             -              -           -
  & Executive Vice President 2002          $87,000    -           -             -             -              -           -
                             2001          $84,000    -           -       $46,500      $283,000 (2)          -           -

(1) Representing value of shares of restricted stock, at date of grant.

(2) Consists of a warrant to purchase 133,334 shares of Common Stock at an exercise price of $.45 per share granted on May 1, 2001, 112,500 options to purchase Common Stock granted during the period from February 2001 through January 2002 and options to purchase a total of 37,500 shares of Common Stock granted on June 13, 2002. The options have exercise prices ranging from $0.23 to $1.44.

Compensation of Directors

The Company's directors are reimbursed for any out-of-pocket expenses incurred by them for attendance at meetings of the Board of Directors or committees thereof.


Stock Option Grants and Exercises

Adam Goldberg, who served as our Chairman and Chief Executive Officer until his resignation on April 30, 2002, was issued the following stock options by the
Company:

     o Pursuant to the Company's 1998 Incentive and Non-Qualified Stock Option Plan, on or about February 15, 2001, 30,000 options to purchase Common Stock at an exercise price of $0.34. These options vested immediately and expire in 7 years. The shares underlying these options are registered and contain a cashless exercise provision.

     o On April 24, 2002, 49,000 options to purchase Common Stock at an exercise price of $1.43. These options vest on February 21, 2003 and expire in 5 years. The shares underlying these options have a right of inclusion in Company registrations (subject to certain conditions) and contain a cashless exercise provision.

     o Steven Angel, who resigned as our Executive Vice President and Secretary on April 30, 2002, was issued 250,000 stock options by the
          Company:

     o Pursuant to the Company's 1998 Incentive and Non-Qualified Stock Option Plan, 12,500 options to purchase Common Stock each month during the period from February 2001 through October 2001, as well as January 2002, for a total of 112,500 options. The options have exercise prices ranging from $0.23 to $1.41, were vested immediately and expire in 7 years. The shares underlying the options are registered and contain a cashless exercise provision.

     o On April 24, 2002, 100,000 options to purchase Common Stock at an exercise price of $1.43. These options vest on February 21, 2003 and expire in 5 years. The shares underlying these options have a right of inclusion in Company registrations (subject to certain conditions) and contain a cashless exercise provision.

     o On June 13, 2002: fully-vested options to purchase 12,500 shares of Common Stock at an exercise price of $1.44 per share, expiring October 15, 2008; fully-vested options to purchase 12,500 shares of Common Stock at an exercise price of $1.16 per share, expiring November 21, 2008; and fully-vested options to purchase 12,500 shares of Common Stock at an exercise price of $1.02 per share, expiring December 15, 2008.


Option/SAR Grants in Last Fiscal Year

The Company did not make any individual grants of stock options made during the last completed fiscal year to each of the officers named in the Summary Compensation Table. The Company did not grant any stock appreciation rights (as defined in Item 402(a)(6)(i) of Regulation S-B under the Securities Act) during the last completed fiscal year, and has no stock appreciation rights outstanding.


Aggregated Option/SAR Exercises In Last Fiscal Year and Fiscal Year End Option/SAR Values

During the last completed fiscal year, none of our executive officers exercised any options to acquire capital stock of the Company or any of its subsidiaries.


Long-Term Incentive Plans - Awards In Last Fiscal Year

Neither the Company nor any of its subsidiaries maintains any long-term incentive plans, as defined in Item 402(a)(6)(iii) of Regulation S-B under the Securities Act.

Employment Agreements

Steven Angel, a former member of our Board of Directors, provided the Company with consulting services in connection with business development, management transition and other matters. The agreement provided that Mr. Angel receive a monthly fee of $7,000. The consulting agreement, which commenced on May 1, 2002 and was extended on a month-to-month basis, was mutually terminated on January 31, 2004 when Mr. Angel was hired as an employee of the Company.

       PROPOSAL 2: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
            TO DELETE ANY REFERENCE TO THE COMAPNY'S BUSINESS PURPOSE
                   AS RELATING TO GOLFING EQUIPMENT OR APPAREL

On May 2, 2002 your Board of Directors approved an amendment to the Company's Certificate of Incorporation to delete any reference to the Company's business purpose relating to golfing equipment or apparel. The complete text of the proposed amendment is set forth in Section 2 of Appendix B to this proxy statement.


Reasons for the Proposed Revision of Our Certificate of Incorporation

Our Certificate of Incorporation was first amended and restated in 1998. At that time the Company's business model was focused on the golf equipment and apparel sector. As noted above under Proposal 2, we have redefined our business model to one focused on the promotion of sports and entertainment events. However, the Company's Certificate of Incorporation still states that our business purpose may include "the design, marketing and manufacture of golf equipment, apparel and accessories." This language is no longer relevant to the Company's operations, and could cause confusion about our business. Accordingly, the Board of Directors believes it to be in the best interest of the Company and its stockholders to delete this language from the Certificate of Incorporation.


Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendment to our Certificate of Incorporation as described above. Under applicable Delaware law, in determining whether this amendment has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.


YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO DELETE ANY REFERENCE TO THE COMAPNY'S BUSINESS PURPOSE AS RELATING TO GOLFING EQUIPMENT OR APPAREL

PROPOSAL  3:  AMENDMENT  OF  THE  COMPANY'S   CERTIFICATE  OF  INCORPORATION  TO
RECLASSIFY THE COMPANY'S CLASS A AND CLASS B COMMON STOCK AS A SINGLE CLASS OF COMMON STOCK

On May 2, 2002 your Board of Directors approved the restatement of the Company's Certificate of Incorporation to reclassify our Class A Common Stock and Class B Common Stock as a single class of Common Stock. The complete text of the proposed amendment is set forth in Section 4 of Appendix B to this proxy statement.


Reasons for the Proposed Reclassification of our Common Stock

The Company currently has authorized 15,000,000 shares of Class A Common Stock and 5,000,000 shares of Class B Common Stock. No shares of Class B Common Stock have been issued. Class B Common Stock is identical in all respects to Class A Common Stock except for the fact that any outstanding shares of Class B Common Stock would automatically convert to Class A Common Stock on the tenth consecutive trading day that the closing price of Class B Common Stock on the principal exchange or market on which it is traded exceeds $8.00 per share. Because Class A Common Stock and Class B Common Stock have identical rights and preferences, the Board of Directors feels that no purpose is served by maintaining these separate classes. Moreover, the Board of Directors believes that the maintenance of these separate classes creates confusion as stockholders and others are likely to assume that the two classes have different rights and preferences. We originally created the Class B Common Stock at the request of our underwriter during our initial public offering as a way to lock up the insiders because the Class B Common Stock was not listed for trading.

In light of the factors discussed above, the Board of Directors determined that it would be in the best interest of the Company and its stockholders to amend the Company's Certificate of Incorporation to reclassify all issued and unissued shares of Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, as issued and unissued shares, as applicable, of a single class of Common Stock, par value $.01 per share. As a result of this amendment, the Company would have 20,000,000 authorized shares of a single class of Common Stock. To reflect this fact, the Company's Certificate of Incorporation would also be amended in a number of ways, including to:

o replace all references to Class A Common Stock or Class B Common Stock in Sections (a)(2), (a)(3), (a)(4) and (a)(5) of Article Fourth of the Company's Certificate of Incorporation with references to Common Stock; and

o delete Sections (a)(1), (a)(4), (a)(6), (a)(7) and (a)(8) of Article Fourth, which address the issuance of different classes of Common Stock, the relative rights and preferences of these classes and the conversion and retirement of shares of Class B Common Stock.


Implementation of the Reclassification of our Common Stock

Assuming the reclassification of our Common Stock described in this Proposal 4 is approved by our stockholders, each certificate representing shares of our Class A Common Stock and Class B Common Stock would, as of the effective date of the proposed amendment, be deemed, for all corporate purposes, to evidence ownership of the number of shares of a single class of Common Stock represented by that certificate, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by the Company after the effective date until they surrender their old stock certificates for exchange.

Our transfer agent, Continental Stock Transfer & Trust Company, would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders would be notified of the effectiveness of the reclassification. Class A and Class B Common stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates evidencing Class A and Class B Common Stock for stock certificates evidencing a like number of shares of a single class of Common Stock. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a stockholder until the stockholder has surrendered the stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal, to the transfer agent. Until surrender, each certificate representing shares before the reclassification of our Common Stock would continue to be valid and would represent the number of shares of Common Stock stated on the certificate.


STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES TO THE COMPANY OR THE EXCHANGE AGENT UNTIL THEY RECEIVE THE LETTER OF TRANSMITTAL REFERRED TO ABOVE.

No Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law or under our certificate of incorporation or bylaws to any stockholder who dissents from this proposal. There may exist other rights or actions under state law for stockholders who are aggrieved by stock reclassifications generally.


Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendment to our Certificate of Incorporation as described above. Under applicable Delaware law, in determining whether this amendment has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.


YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO RECLASSIFY THE COMPANY'S CLASS A AND CLASS B COMMON STOCK AS A SINGLE CLASS OF COMMON STOCK.

     PROPOSAL 4: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO
      INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK TO 100,000,000 SHARES


On May 2, 2002 your Board of Directors approved an amendment to the Company's Certificate of Incorporation to increase our authorized Common Stock from its current level of 20,000,000 shares to an aggregate of 100,000,000 shares. The complete text of the proposed amendment is set forth in Section 4(a) of Appendix B to this proxy statement.

Reasons for the Proposed Increase

The Company currently has authorized Common Stock (of all classes) of 20,000,000 shares. As of September 24, 2004, a total of 10,664,207 shares of Common Stock were outstanding and the Company had the following obligations to issue Common
Stock:

     o 10,787,686 shares in connection with the potential exercise of outstanding stock options and warrants;

     o 1,175,000 shares in connection with the potential conversion of outstanding Series A Preferred Stock;

     o 26,037,600 shares in connection with the potential conversion of outstanding Series B and C Preferred Stock issued to Cedric Kushner, our President, James DiLorenzo, our Executive Vice President, Treasurer and Secretary, and Livingston (note, however, that the holders of the outstanding shares of this preferred stock have agreed to refrain from converting this stock until the Company has increased its authorized Common Stock in an amount sufficient to accommodate to accommodate all of its existing commitments to issue Common Stock);

     o 12,965,418 shares of Common Stock to be issued in connection with various stock based compensation agreements including debt financing convertible to common stock, stock issued for compensation and stock issued in lieu of interest on debt financing;

     o $1,462,350 in convertible debt that are convertible to approximately 3,400,000 shares of Common Stock to be issued; and

     o In addition, the Company wishes to reserve 1,000,000 shares of Common Stock in connection with its 2002 Stock Option Plan (See Proposal 8 below).

The Company will need a total of approximately 68 million shares of Common Stock in order to be able to honor these various obligations.

In addition to the obligations to issue Common Stock described above, the Board of Directors believes that it is in the best interests of the Company and its stockholders for the Company to have a reasonable reserve of authorized but unissued shares of Common Stock in order to allow for future stock issuances. The Board of Directors proposes to create a reserve of approximately 32 million shares through the increase in our authorized Common Stock to 100 million shares.

The additional shares of Common Stock described above will enhance our flexibility in connection with possible future actions, such as stock splits, stock dividends, acquisitions of property and securities of other companies, financings, and other corporate purposes. In particular, the Company intends to seek additional equity financing of up to $5,000,000 in 2004 through the issuance of additional shares of Common Stock, preferred stock and/or convertible promissory notes; however, as of the date hereof we have been unable to secure additional equity financing The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any of the foregoing purposes. The Board of Directors believes that it is beneficial to the Company to have the additional shares available for such purposes without delay or the necessity of a special meeting of stockholders. Other than the obligations and planned fundraising referred to above, the Company has no immediate plans, arrangements, commitments or understandings with respect to the issuance of any additional shares of Common Stock.

If this Proposal 4 is approved, all or a portion of the newly authorized shares of Common Stock may be issued without any further stockholder actions and without first offering these shares to the Company's existing stockholders for purchase. Any issuance of these shares, other than on a pro-rata basis to all stockholders, would reduce each stockholder's percentage interest in the Company.

The Board of Directors is not proposing the increase in the authorized shares of our Common Stock with the intention of using the shares for anti-takeover purposes. It is possible, however, that the additional shares could be used in the future to discourage an attempt to acquire or take control of the Company.

If this Proposal 4 is not approved then the Company would have to refund approximately $5 million to convertible note holders.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendment to our Certificate of Incorporation as described above. Under applicable Delaware law, in determining whether this amendment has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES OF COMMON STOCK TO 100,000,000 SHARES


Company Stock Option Plans

We currently maintain two stock option plans, the 1996 Incentive and Non-Qualified Stock Option Plan and the 1998 Incentive and Non-Qualified Stock Option Plan. As discussed below in Proposal 7, we are currently seeking to adopt an additional stock option plan, the 2002 Stock Option Plan.


Description of the 1996 Incentive and Non-Qualified Stock Option Plan

The 1996 Incentive and Non-Qualified Stock Option Plan (the "1996 Plan") was designed to provide additional incentive to present and future officers and other employees of the Company and to certain other individuals providing services to or acting as directors of the Company or any subsidiary by providing them with the opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of our Common Stock. The 1996 Plan provides for the issuance of incentive stock options within the meaning of
Section 422 of the Code ("Incentive Options") and non-qualified stock options ("Nonqualified Options" and together with the Incentive Options, the "Options").

The 1996 Plan is administered by the Board of Directors of the Company (the "Board") and provides that the total amount of Common Stock with respect to which Options may be granted shall not exceed 1,100,000 shares. If the Company effects a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of outstanding Common Stock, without receiving compensation therefore in money, services or property, the class and aggregate number of shares that may be subject to Options granted under the 1996 Plan shall be subject to adjustment or substitution as provided therein.

The Board has the discretion to determine the persons to whom Options are granted (although Incentive Options may only be granted to officers and employees), the number of shares to be covered by each Option and the option price. Although Nonqualified Options may be issued at any option price determined by the Board, the option price for Incentive Options will be no less than the fair market value of the Common Stock on the date an Incentive Option is granted (or 110% of the fair market value in the case of persons holding 10% or more of the combined voting power of all classes of stock of the Company). In addition, the aggregate fair market value (as of the date of grant) of all shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during a given calendar year cannot exceed $100,000 for such calendar year. Options become exercisable as provided by the Board and shall become null and void upon the occurrence of certain conditions as determined by the Board, including the expiration of no more than 10 years after the date of the grant (or five (5) years in the case of Incentive Options granted to persons holding 10% or more of the combined voting power of all classes of stock of the Company).

Options may be exercised upon delivery by the optionee of written notice of exercise and tender of full payment in (a) cash, certified check, bank draft or postal or express money order payable to the Company, or (b) with the Board's consent, other shares of Common Stock of the Company having a fair market value equal to the Option price of such shares, or (c) with the Board's consent, a combination of (a) and (b).

In the event of a merger, consolidation or sale of the Company (for purposes of this paragraph, the "Transaction") that does not result in a change of control (as more specifically defined in the 1996 Plan), each optionee shall be entitled to receive in lieu of the shares of Common Stock as to which the Option was exercisable immediately prior to the Transaction (for purposes of this paragraph, the "Shares"), the number and class of shares of stock or other securities, cash or property to which the optionee would have been entitled pursuant to the terms of the Transaction if immediately prior to the Transaction, the optionee had been the holder of record of the Shares. In the event that the stockholders of the Company do not retain at least 50% of the voting power of the Company upon the consummation of the Transaction, (i) the optionee shall be entitled to the same rights as in a Transaction that does not result in a change of control, or (ii) the Options may become fully vested and exercisable in full prior to the effective date of the Transaction upon reasonable notice of the acceleration that to the extent not so exercised, the Options will be cancelled immediately prior to the effective date.

The Board has the discretion to determine the termination date of the Options and therefore, may provide that a Non-Qualified Option shall terminate prior to its expiration date. Incentive Options generally terminate on the earlier to occur of: (i) the expiration date of the Option, (ii) immediately upon the termination of the optionee's employment relationship with the Company "for cause" (as defined in the 1996 Plan), or (iii) thirty days following the termination of the optionee's employment relationship with the Company "without cause" (as defined in the 1996 Plan). If the optionee dies while in the employ of the Company and prior to the expiration of such optionee's Incentive Option, the Incentive Option shall terminate on the earlier to occur of (i) the expiration date of the Option, or (ii) 180 days following the date of such death. If the optionee shall retire in good standing from the Company or as a result of disability, the Incentive Option shall terminate upon the earlier to occur of (i) the expiration date of the Option, or (ii) 90 days after the date of such retirement or disability.

Options generally may not be assigned, pledged, hypothecated or otherwise transferred by the optionee other than by will or the laws of descent and distribution. The 1996 Plan further provides that during an Optionee's lifetime, Options shall be exercisable only by the Optionee. The 1996 Plan became effective on September 4, 1996 and Options may not be granted under the 1996 Plan after September 4, 2006. The 1996 Plan provides that it will terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options or (ii) by action of the Board as provided therein.

Description of the 1998 Incentive and Non-Qualified Stock Option Plan

The 1998 Incentive and Non-Qualified Stock Option Plan (the "1998 Plan") was designed to provide additional incentive to present and future officers and other employees of the Company and to certain other individuals providing services to or acting as directors of the Company or any subsidiary by providing them with the opportunity to acquire or increase their proprietary interest in the Company through the acquisition of shares of our Common Stock. The 1998 Plan provides for the issuance of Incentive Options and Nonqualified Options.

The 1998 Plan is administered by either the full Board of Directors (the "Board") or if appointed by the Board, a committee consisting of at least two Disinterested Directors (as defined therein) (in either case, the "Plan Administrator"). The Plan Administrator has the discretion to determine the persons to whom Options are granted (although Incentive Options may only be granted to officers and employees), the number of shares to be covered by each Option and the option price. The 1998 Plan provides that the total amount of Common Stock with respect to which Options may be granted shall not exceed 800,000 shares. If the Company effects a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the outstanding Common Stock, without receiving compensation therefore in money, services or property, the class and aggregate number of shares that may be subject to Options granted under the 1998 Plan shall be subject to adjustment or substitution as provided therein.

Although Nonqualified Options may be issued at any option price determined by the Plan Administrator, the option price for Incentive Options will be no less than the fair market value of the Common Stock on the date an Option is granted (or 110% of fair market value in the case of persons holding 10% or more of the combined voting power of all classes of stock of the Company). In addition, the aggregate fair market value (as of the date of grant) of all shares of stock issuable to an optionee pursuant to Incentive Options which become exercisable in a given calendar year cannot exceed $100,000 for such calendar year. Options become exercisable as provided by the Plan Administrator and shall become null and void upon the occurrence of certain conditions as determined by the Plan Administrator, including the expiration of no more than 10 years after the date of the grant (or five (5) years in the case of Incentive Options granted to persons holding 10% or more of the combined voting power of all classes of stock of the Company).

Options may be exercised upon delivery by the optionee of written notice of exercise and tender of full payment in cash or "mature" common stock, or, with the Plan Administrator's consent, in other property or through a broker-assisted cashless exercise mechanism or by such other method as the Plan Administrator may determine.

In the event of a merger, consolidation or sale of the Company (for purposes of this paragraph, the "Transaction") that does not result in a change of control, each optionee shall be entitled to receive in lieu of the shares of Common Stock as to which the Option was exercisable immediately prior to the Transaction (for purposes of this paragraph, the "Shares"), the number and class of shares of stock or other securities, cash or property to which the optionee would have been entitled pursuant to the terms of the Transaction if immediately prior to the Transaction, the optionee had been the holder of record of the Shares. In the event that the stockholders of the Company do not retain at least 50% of the voting power of the Company upon the consummation of the Transaction, either (i) the optionee shall be entitled to the same rights as in a Transaction that does not result in a change of control, (ii) the Options may become fully vested and exercisable in full from and after a date prior to the effective date of such Transaction, or (iii) the Company may cancel outstanding Options upon reasonable notice to the optionees.

The Board has the discretion to determine the termination date of the Options and therefore, may provide that a Non-Qualified Option shall terminate prior to its expiration date. Incentive Options generally terminate on the earlier to occur of: (i) the expiration date of the Option, (ii) immediately upon the termination of the optionee's employment relationship with the Company "for cause" (as defined in the 1998 Plan), or (iii) thirty days following the termination of the optionee's employment relationship with the Company "without cause" (as defined in the 1998 Plan). If the optionee dies while in the employ of the Company and prior to the expiration of such optionee's Incentive Option, the Incentive Option shall terminate on the earlier to occur of (i) the expiration date of the Option, or (ii) 180 days following the date of such death. If the optionee shall retire in good standing from the Company or as a result of disability, the Incentive Stock Option shall terminate upon the earlier to occur of (i) the expiration date of the Option, or (ii) 90 days after the date of such retirement or disability.

Options generally may not be transferred other than by will or the laws of descent and distribution. The 1998 Plan further provides that during an optionee's lifetime, Options shall be exercisable only by the optionee. The delivery of Common Stock pursuant to the exercise of an Option granted under the 1998 Plan is subject to the satisfaction by the optionee of all applicable tax withholding requirements by remitting cash to the Company or by other means approved by the Plan Administrator.

The 1998 Plan became effective on June 25, 1998 and Options may not be granted under the 1998 Plan after June 25, 2008. The 1998 Plan provides that it will terminate (i) when the total amount of the Common Stock with respect to which Options may be granted shall have been issued upon the exercise of Options or
(ii) by action of the Board as provided therein. The 1998 Plan also provides that it may be amended or terminated at any time by the Plan Administrator, provided that no such amendment or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the 1998 Plan.


The following table sets forth information concerning the issued options, weighted average exercise prices and remaining shares available under, the 1996 Plan and the 1998 Plan.

                                                                                              Number of securities remaining
                                 Number of securities to                                      available for future issuance
                                 be issued upon exercise      Weighted-average exercise       under stock option plans
                                 of outstanding options       price of outstanding options    (excluding securities reflected
                                 warrants and rights (a)      warrants and rights (b)         in column (a) and (c)
                                ----------------------------------------------------------------------------------------------
Stock option plans approved
by our stockholders                159,666                          $0.86                           -

Stock option plans not
approved by our stockholders       149,000                           1.43                          N/A

Financial Information

Financial information includes:

     (i) CKP's audited consolidated balance sheets for the year ended December 31, 2003 and December 31, 2002, audited consolidated statements of operations for the years ended December 31, 2003 and 2002, audited consolidated statements of stockholders' deficit for the years ended December 31, 2003 and 2002, consolidated statements of cash flows for the years ended December 31, 2003 and 2002, the related notes thereto and the reports of Wolinetz, Lafazan & Company, PC (Wolinetz & Lafazan) and Marcum & Kliegman LLP ("Marcum & Kliegman") dated May 24, 2004 and June 4, 2003, respectively.

     (ii) the Company's unaudited condensed consolidated balance sheets as of June 30, 2004, unaudited condensed consolidated statements of operations for the nine month period ended June 30, 2004, unaudited condensed consolidated statements of cash flows for the nine month period ended June 30, 2004, the related notes thereto, and
          Management's Discussion and Analysis of Financial Condition and Results of Operations contained in our Quarterly Report on Form 10-QSB for our quarterly period ended June 30, 2004 are hereby incorporated herein by reference.

We are delivering with this Proxy Statement copies of our 2003 Annual Report on Form 10-KSB and our Quarterly Report on FORM 10-QSB for the quarter ended June 30, 2004.

       PROPOSAL 5: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO REPLACE THE COMPANY'S CLASSIFIED BOARD OF DIRECTORS
                    WITH A NON-CLASSIFIED BOARD OF DIRECTORS

On May 2, 2002 your Board of Directors approved amendments to the Company's Certificate of Incorporation and By-Laws to replace the Company's classified Board of Directors with a non-classified Board of Directors. The complete texts of the proposed amendments are set forth in Section 6 of Appendix B to this proxy statement (with respect to the proposed amendment to the Certificate of Incorporation) and Section 2 of Appendix C to this proxy statement (with respect to the proposed amendment to the By-Laws).


Current Board Structure and Proposed Declassification

Our Certificate of Incorporation and By-Laws currently provide that the Board of Directors is divided into three classes, with the number of Directors in each class being as nearly equal as possible. Each Director currently serves a three-year term and Directors for one of the three classes are elected each year. If this Proposal 5 is approved by our stockholders, the stockholders will elect the entire membership of our Board of Directors at the Annual Meeting, to hold office until our 2003 annual meeting of stockholders and, thereafter, the entire Board of Directors will be elected at each annual meeting for a term of one year.


Reasons for the Proposed Declassification of the Board of Directors

Because it imposes a three-year cycle for Director turnover, a classified board impedes a company's ability to overhaul its management as and when it deems appropriate. This type of structure, with its inherent complexity, is, in the opinion of the Board of Directors, neither necessary nor advisable for the efficient administration of a small-capitalization corporation such as the Company. Moreover, the existence of a classified board limits the ability of stockholders to exercise influence over a company by changing its Directors, and may discourage proxy contests in which stockholders have an opportunity to vote for a competing slate of nominees. The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for the implementation of those policies.

In considering the arguments made above, stockholders should recall that Cedric Kushner, our President, and James DiLorenzo, our Executive Vice President, Treasurer and Secretary, are currently members of the Board of Directors and are also nominees for re-election to the Board of Directors at the Annual Meeting (See Proposal 1 above). Messrs. Kushner and DiLorenzo are the two largest beneficial owners of our Common Stock, and, together, hold almost 71% of the aggregate voting power of all of our outstanding voting securities having the right to vote on the election of directors. Accordingly, the amendments proposed in this Proposal 5 will not provide our minority stockholders with the opportunity to replace Messrs. Kushner and DiLorenzo as Directors or executive officers of the Company. Moreover, the voting power of Messrs. Kushner and DiLorenzo will allow them to determine whether or not other Directors are replaced.

Stockholders should also note that our Certificate of Incorporation and By-Laws currently provide that the Company's Directors may only be removed for "cause, " and with the vote of at least two-thirds of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock). Under Delaware law, the term "cause" is extremely limited, applying to behavior constituting gross negligence or intentional misconduct. We are not proposing to amend these provisions, which will remain in effect. Accordingly, the amendments proposed in this Proposal 5 will not provide our minority stockholders with the opportunity to replace Directors of the Company unless they have engaged in conduct justifying their removal for "cause" as defined above.


Vote Required

The affirmative vote of a supermajority of seventy-five percent (75%) of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendments to our Certificate of Incorporation and By-Laws as described above. Under applicable Delaware law, in determining whether these amendments have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.


YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENTS OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO REPLACE THE COMPANY'S CLASSIFIED BOARD OF DIRECTORS WITH AN UNCLASSIFIED BOARD OF DIRECTORS

       PROPOSAL 6: AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION
         AND BY-LAWS TO PERMIT THE COMPANY'S STOCKHOLDERS TO TAKE ACTION
                     BY WRITTEN CONSENT IN LIEU OF A MEETING

On May 2, 2002 your Board of Directors approved an amendment to the Company's Certificate of Incorporation and By-Laws to permit the Company's stockholders to take action by written consent in lieu of a meeting. The complete texts of the proposed amendments are set forth in Section 5 of Appendix B to this proxy statement (with respect to the proposed amendment to the Certificate of Incorporation) and Section 1 of Appendix C to this proxy statement (with respect to the proposed amendment to the By-Laws).


Reasons for Permitting Stockholder Action by Written Consent

Delaware law provides that, unless a corporation's certificate of incorporation provides otherwise, any action which could be taken at a meeting of stockholders can be taken without a meeting (and without prior notice or a formal vote), if written consent for that action is obtained from the holders of shares having sufficient voting power to approve the action. However, the Company's Certificate of Incorporation and By-Laws currently prohibit stockholder action by written consent. The Board of Directors believes that it is beneficial to the Company to have the ability to take action requiring the approval of the stockholders efficiently and without the delay and expense involved in calling a meeting of stockholders. Accordingly, the Board of Directors has determined that it is in the best interest of the Company and its stockholders if the prohibitions on action by written consent are removed from the Certificate of Incorporation and By-Laws.

In considering the arguments made above, stockholders should recall that Cedric Kushner, our President, and James DiLorenzo, our Executive Vice President, Treasurer and Secretary, are the two largest beneficial owners of our Common Stock, and, taken and, together, hold almost 71% of the aggregate voting power of all our outstanding voting securities. Accordingly, the amendments proposed in this Proposal 6 would allow Messrs. Kushner and DiLorenzo to render stockholder approval for an action by executing a written consent executed by them without holding a meeting and allowing dissenting stockholders to express their opinions regarding the proposed actions. However, the Exchange Act requires that, following any such action, the Company send each stockholder an information statement describing the action and explaining the reasons why such action was taken, as well as its consequences.


Vote Required

The affirmative vote of a supermajority of seventy-five percent (75%) of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the amendment to our Certificate of Incorporation and By-Laws as described above. Under applicable Delaware law, in determining whether these amendments have received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.


YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE AMENDMENTS OF THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO PERMIT THE COMPANY'S STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT IN LIEU OF A MEETING

          PROPOSAL 7: ADOPTION OF THE COMPANY'S 2002 STOCK OPTION PLAN

On May 2, 2002 your Board of Directors  approved  the adoption of the  Company's
2002 Stock Option Plan (the "2002 Plan"), subject to approval of our stockholders. The principal provisions of the 2002 Plan are summarized below. This summary is not complete and is qualified in its entirely by the terms and provisions of the 2002 Plan. The complete text of the 2002 Plan is set forth in Appendix D to this proxy statement.


Reasons for Adopting the 2002 Plan

The purpose of the 2002 Plan is to create an employment incentive by providing an opportunity to selected officers, directors, employees and consultants who are important to the success and growth of the business of the Company to own shares of Common Stock. 1,000,000 Common Stock are to be reserved for issuance under the 2002 Plan. The 2002 Plan provides that options may be granted to officers, directors, key employees and consultants of the Company and its subsidiaries, regardless of whether such persons otherwise hold or have held options or similar awards under the 2002 Plan or any other plan. It is anticipated that options will be granted primarily to management and supervisory level employees, including executive officers.

Approval of the 2002 Plan is required in order to (a) allow for the qualification of options granted under the 2002 Plan ("Plan Options") as incentive stock options under Section 422 of the Code and (b) to the extent applicable, assure that Plan Options are qualified "performance-based compensation" and thereby exempt from the application of Section 162(m) of the Code. The 2002 Plan will supplant the Company's 1996 and 1998 Incentive and Non-Qualified Stock Option Plans, and, upon approval of the 2002 Plan, no additional stock options will be issued pursuant to the 1996 and 1998 Plans.


Description of the 2002 Plan

The 2002 Plan will be administered by either the full Board of Directors or such committee of Directors as the full Board of Directors may form in the future for such purpose (in either case, the "Plan Administrator"). If the Plan Administrator is constituted as a committee, it will be structured so as to allow for the issuance of Incentive Options within the meaning of Section 422(b) of the Code, although both Incentive Options and Nonqualified Options may be issued pursuant to the 2002 Plan. The Plan Administrator has the discretion to determine the persons to whom options are granted (although Incentive Options may only be granted to officers and employees), the number of shares to be covered by each option and the option price.

Although Nonqualified Options may be issued at any option price determined by the Plan Administrator, the option price for Incentive Options will be no less than the fair market value of the Common Stock on the date an option is granted (or 110% of fair market value in the case of persons holding 10% or more of the combined voting power of all classes of stock of the Company). The fair market value of Common Stock on July 25, 2002, as determined in accordance with the 2002 Plan, was approximately $1.00 per share. In addition, the aggregate fair market value (as of the date of grant) of all shares of stock issuable to an optionee pursuant to Incentive Options which become exercisable in a given calendar year cannot exceed $100,000 for such calendar year. Options become exercisable as provided by the Plan Administrator and shall become null and void upon the occurrence of certain conditions as determined by the Plan Administrator, including the expiration of no more than 10 years after the date of the grant (or five (5) years in the case of Incentive Options granted to persons holding 10% or more of the combined voting power of all classes of stock of the Company).

Plan Options may be exercised upon delivery by the optionee of written notice of exercise and tender of full payment in cash or "mature" common stock, or, with the Plan Administrator's consent, in other property or through a broker-assisted cashless exercise mechanism or by such other method as the Plan Administrator may determine.

At the discretion of the Plan Administrator, in the event of a Change of Control of the Company, as defined in the 2002 Plan (see Appendix D), (i) Plan Options may become fully vested and exercisable in accordance with the terms of the relevant option grant, (ii) the Company may cancel outstanding Plan Options upon reasonable notice to the optionees (cancellation may also be effected on these terms in connection with the liquidation of the Company) or (iii) if the Company is not the surviving entity in such Change of Control, arrange with such surviving entity for the assumption of each outstanding option granted under the 2002 Plan or the substitution of an equivalent option or right.

Subject to the limitations of the 2002 Plan, the maximum number of shares of Common Stock reserved for Plan Options and the number of shares of Common Stock represented by a Plan Option shall be subject to adjustment or substitution, as determined by the Plan Administrator in its sole discretion, as to the number or price of a share of stock subject to such options (A) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any option or (B) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, persons granted options under the 2002 Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2002 Plan.

Unless otherwise provided in any Option agreement, the unexercised portion of any Option shall generally terminate on the earlier to occur of: (i) three months after the termination of the optionee's employment with the Company (with the exception of (a) termination "for cause" (as defined therein), (b) a disability (as defined therein), or (c) death of the optionee); (ii) immediately upon the optionee's termination for cause or if the optionee shall file any lawsuit or arbitration claim against the Company or any subsidiary; (iii) twelve months following the termination of the optionee's employment by reason of a disability; and (iv) twelve months after the termination of the optionee's employment by reason of death or as otherwise provided therein.

Plan Options generally may not be transferred other than by will or the laws of descent and distribution, or, in the case of Nonqualified Options, upon the prior written consent of the Plan Administrator. The delivery of Common Stock pursuant to the exercise of an option granted under the 2002 Plan is subject to the satisfaction by the optionee of all applicable tax withholding requirements by remitting cash to the Company or by other means approved by the Plan Administrator.

The 2002 Plan provides that it will terminate, unless earlier terminated as provided therein, on June 20, 2012. The 2002 Plan also provides that it may be amended or terminated at any time by the Plan Administrator, provided that no such amendment or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the 2002 Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code). In addition, no such amendments or termination may impair the rights of an optionee with respect to existing Plan Options without the consent of that optionee.

Option Grants Under the 2002 Plan

Because awards to be granted in the future under the 2002 Plan are at the discretion of the Plan Administrator, it is not possible to determine the benefits or amounts which will be received in the future under the 2002 Plan by our directors, executive officers or other employees.

Certain Federal Tax Consequences

The following is a summary of material federal income tax consequences to the optionees and the Company of the grant of options under the 2002 Plan and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. The tax treatment of an optionee may vary depending upon the particular facts and circumstances of that optionee. Each prospective optionee is urged to consult with his or her own tax advisors with respect to the consequences of holding options under the 2002 Plan.

If an option is granted to an optionee in accordance with the terms of the 2002 Plan, no income will be recognized by such optionee at the time the option is granted. Generally, on exercise of a Nonqualified Option, the amount by which the fair market value of the shares of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the optionee as ordinary income. The disposition of shares acquired upon exercise of a Nonqualified Option under the 2002 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the length of time that the option or underlying stock has been held) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Nonqualified Option.

Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a "Section 16 Person") begins a six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. However, the six month period of potential short-swing liability may be eliminated if the option grant (a) is approved in advance by the Board of Directors (or a committee composed solely of two or more non-employee directors) or (b) is approved in advance, or subsequently ratified by the Company's stockholders no later than the next annual meeting of stockholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (a) or (b) above will be the date of exercise.

Generally, on exercise of an Incentive Option, an optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares of Common Stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income and the optionee may be subject to the alternative minimum tax. The disposition of shares acquired upon exercise of an Incentive Option under the 2002 Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the length of time that the option or underlying stock has been held).

Generally, however, if the optionee disposes of shares of Common Stock acquired upon exercise of an Incentive Option within two years after the date of grant or within one year after the date of exercise, the optionee will recognize ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disposition of such shares over the fair market value of the shares on the date of exercise of the incentive option will ordinarily constitute capital gain.

If an option is exercised through the use of Common Stock previously owned by the optionee, such exercise (i) will generally have the same tax consequences as if the option had been exercised with cash and (ii) generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such shares upon such exercise. Upon such exercise, shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. Shares received in excess of the number of shares surrendered have a zero basis and have a holding period beginning on the date of exercise. However, if the previously owned shares were acquired on the exercise of an Incentive Option or other tax-qualified stock option and the holding period requirement for those shares was not satisfied at the time they were used to exercise an option, such use would constitute a disqualifying disposition of such previously owned shares resulting in the recognition of ordinary income (but, under proposed Treasury Regulations, not any additional capital gain) in the amount described above. If any otherwise qualifying Incentive Option becomes first exercisable in any one year for shares having a value in excess of $100,000 as of the grant date, the portion of the option in respect of such excess shares will be treated as a nonqualified option.


Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are represented in person or by properly executed proxy at the Annual Meeting, is required to approve the adoption of our 2002 Stock Option Plan as described above. Under applicable Delaware law, in determining whether this proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.


YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE COMPANY'S 2002 STOCK OPTION PLAN

                PROPOSAL 8: RATIFICATION OF INDEPENDENT AUDITORS

Your Board of Directors has designated Wolinetz, Lafazan & Company, P.C. ("Wolinetz & Lafazan") as the Company's independent auditor for the last and current fiscal year. Marcum & Kliegman, LLP ("Marcum") was the Company's independent auditor for the fiscal year ended December 31, 2002. A representative of Wolinetz & Lafazan will be available at the meeting to answer stockholder questions. We do not expect a representative of Marcum & Kliegman to be available during the meeting.


Prior Auditors

On July 22, 2003, Cedric Kushner Promotions, Inc. (the "Company") notified Marcum & Kliegman LLP ("Marcum"), its independent public accountants, that the Company was terminating its services, effective as of that date. The Company's Board of Directors, Chairman of the Audit Committee and the outside Director members of the Audit Committee recommended and approved such decision.

Marcum was engaged as the Company's independent auditor on April 4, 2003. Since that date and any subsequent interim periods preceding the date of resignation, the Company and Marcum had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Marcum, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement in connection with any report Marcum might have issued. Furthermore, none of Marcum's reports on the Company's consolidated financial statements contained an adverse opinion, disclaimer of opinion, or modification or qualification of opinion, except that Marcum's report on the consolidated financial statements for the year ended December 31, 2002 contains an explanatory paragraph indicating that there is substantial doubt as to the Company's ability to continue as a going concern. In addition, to the foregoing, on May 20, 2003, at approximately 9:45 p.m., the Company filed its Form 10-KSB for the period ended December 31, 2002 with the Securities and Exchange Commission. Prior to making its filing, BDO Seidman, LLP ("BDO"), the Company's former auditor, informed the Company that all of their comments on the 10-KSB must be addressed prior to filing or the Company would not have their approval to include BDO's opinion on the December 31, 2001 audit. Also, prior to such filing, Marcum orally advised the Company and confirmed said conversation by transmitting an e-mail to the Company, that was electronically dated at 6:46 p.m., that they had not had the opportunity to review the latest draft of the Company's Form 10-KSB and as such were not in a position to authorize the filing with the inclusion of their audit opinion. Prior to and after such communications, the Company and representatives of Marcum and BDO continued their efforts to address any outstanding comments that were required to complete the audit of the Company's consolidated financial statements and to obtain the approval of said accountants in connection with the filing of the Form 10-KSB and to the inclusion of their reports therein.

Thereafter, on May 21, 2003, both Marcum and BDO notified the Company that certain of their requested comments and changes that were provided to the Company were not included in the filing that was made. In addition, the accountants also notified the Company that they had not provided their approvals with respect to said filing, and that they did not authorize the inclusion of their reports with respect to the Company's consolidated financial statements.

In light of the foregoing, the Company undertook a review of the events surrounding the filing, and has concluded that the filing was made without the authority and approval of the accountants. In addition, the Company has concluded that, in accordance with its filing and other disclosure obligations under the Securities Exchange Act of 1934, it was in the best interest of all parties concerned to prepare and file a Form 10-KSB/A which omits the auditors' reports contained in the original Form 10-KSB filed on May 20, 2003.

An amended Form 10-KSB/A was filed on May 23, 2003 without the reports of the Company's independent certified public accountants with respect to the Company's consolidated financial statements. In addition, the Company filed Form 8-K on the same day. Further, the Company began aggressively seeking to have the amended report reviewed by the accountants and to have the accountants provide any additional comments required to complete their reports and to provide their approvals in connection with the filing.

A further and final amended Form 10-K/SB was filed on June 27, 2003 with the reports of the Company's independent certified public accountants with respect to the Company's consolidated financial statements.


Engagement of Present Auditors

On July 24, 2003, the Company engaged Wolinetz & Lafazan as its independent public accountants. The Company did not previously consult with Wolinetz & Lafazan regarding any matter, including but not limited to:

     o the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or

     o any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-B).

Wolinetz & Lafazan's principal function as our independent auditors is to audit the consolidated financial statements of the Company and in connection with that audit to review certain related quarterly and other periodic filings with the Commission.

Vote Required

Although stockholder action on this matter is not required, the appointment of Wolinetz & Lafazan as our auditors is being recommended to the stockholders for ratification. Pursuant to applicable Delaware law, the ratification of the appointment of our auditors requires the affirmative vote of the holders of a majority of the shares of Common Stock and convertible preferred stock (voting on an as-converted basis together with the Common Stock) that are entitled to vote and are present or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted and will have the same effect as a vote against this proposal.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP TO SERVE AS THE COMPANY'S AUDITORS FOR THE CURRENT FISCAL YEAR.

                                  MISCELLANEOUS

Amendment and Restatement of Certificate of Incorporation

If Proposals 2 through 8 in this Proxy Statement are duly approved by our stockholders, we will amend and restate our Certificate of Incorporation in its entirety to incorporate the amendments set forth in these proposals, and all prior amendments still in effect, into a single document for ease of use and reference.

Matters To Be Presented at the 2003 Annual Meeting of Stockholders

Any qualified stockholder wishing to make a proposal to be acted upon at the next Annual Meeting of Stockholders must submit such proposal, to be considered by the Company for inclusion in the proxy statement, to the Company at its principal office, 1414 Avenue of the Americas, Suite 406, New York, NY 10019,
Attention: James DiLorenzo, Executive Vice President, Secretary and Treasurer, not later than October 31, 2004.

Other Matters

As of the date of this proxy statement, the management of the Company knows of no matters other than those stated above that are likely to be brought before the Annual Meeting. However, if any matters not now known come before the Annual Meeting, the persons named in the enclosed proxy card are expected to vote the shares represented by such proxy on such matters in accordance with their best judgment.

THE COMPANY ENCOURAGES ALL STOCKHOLDERS TO PROMPTLY SIGN AND RETURN THE ENCLOSED PROXY CARD TO AVOID COSTLY SOLICITATION. YOU CAN SAVE THE COMPANY CONSIDERABLE EXPENSE BY SIGNING AND RETURNING YOUR PROXY CARD AT ONCE.

By Order of Your Board of Directors,



James DiLorenzo
Executive Vice President, Treasurer and Secretary

                                   Appendix A

                              AMENDED AND RESTATED

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                                ZENASCENT, INC.,

                              ZENASCENT NEWCO INC.,

                           CEDRIC KUSHNER BOXING, INC

                        CEDRIC KUSHNER PROMOTIONS, LTD.,

                                 CEDRIC KUSHNER

                                       AND

                                 JAMES DILORENZO

                          DATED AS OF FEBRUARY 21, 2002

                                   Appendix B

                           Proposed Amendments to the
                          Certificate of Incorporation
                       of Cedric Kushner Promotions, Inc.

In  Proposals  2, 3, 4, 5, 6, 7 and 8 in this  proxy  statement,  your  Board of
Directors has recommended that you vote in favor of the amendments to the Company's Certificate of Incorporation set forth below.

1. Amendment to Article Third

Article Third of the Certificate of Incorporation currently reads as follows:

THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, including without limitation the design, marketing and manufacture of golf equipment, apparel and accessories.

If Proposal 3 in this proxy statement is approved by our stockholders, Article Third of the Certificate of Incorporation would instead read as follows:

THIRD: The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

2. Replacement of Current Article Fourth

(a) Replacement of the first paragraph of Article Fourth.

(i) The first paragraph of Article Fourth of the Certificate of Incorporation currently reads as follows:

FOURTH: The Corporation is authorized to issue three classes of capital stock, one of which is designated as Class A Common Stock, $.01 par value per share ("Class A Common Stock"), the second of which is designated as Class B Common Stock, $.01 par value per share ("Class B Common Stock" and collectively with the Class A Common Stock, the "Common Equity") and the third of which is designated as Preferred Stock, $.01 par value per share (the "Preferred Stock"). The total number of all shares of capital stock which the corporation shall have authority to issue is 25,000,000 shares, consisting of 15,000,000 shares of Class A Common Stock, 5,000,000 shares of Class B Common Stock and 5,000,000 shares of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series as set forth in Section (b) of this Article FOURTH. The following is a statement of the designations and the powers, preferences and rights of, and the qualifications, limitations and restrictions applicable to, each class of capital stock of the Corporation.

(ii) If Proposals 4 and 5 in this proxy statement are approved by our stockholders, the first paragraph of the Article Fourth of the Certificate of Incorporation would instead read as follows:

FIFTH: The Corporation is authorized to issue two classes of capital stock, one of which is designated as common stock, par value $.01 per share (the "Common Stock")1 and the other of which is designated as preferred stock, par value $.01 per share (the "Preferred Stock"). The total number of all shares of capital stock which the corporation shall have authority to issue is one hundred and five million (105,000,000) shares, consisting of one hundred million (100,000,000) shares of Common Stock2 and five million (5,000,000) shares of Preferred Stock. The Preferred Stock may be issued from time to time in one or more series as set forth in Section (b) of this Article FIFTH. The following is a statement of the designations and the powers, preferences and rights of, and the qualifications, limitations and restrictions applicable to, each class of capital stock of the Corporation.

(b) Replacement of Section (a) of Article Fourth.

(i) Section (a) of Article Fourth of the Certificate of Incorporation currently reads as follows:

(a) Class A Common Stock and Class B Common Stock:

(1) General. The shares of Class A Common Slack and Class B Common Stock shall be identical in all respects and shall have equal rights and privileges, except a expressly set forth in this Article FOURTH. All shares of the common stock, $.01 par value per share, issued and outstanding immediately prior to the effective time of this Amendment (the "Existing Common Shares") shall automatically, without any action on the part of the holder of' Existing Common Shares, become an equal number of shares of Class A Common Stock, except to the extent that the Corporation shall enter into a written agreement with one or more stockholders for the exchange of a specified number of Existing Common Shares into shares of Class B Common Stock.

(2) Voting. Holders of Class A Common Stock and Class B Common Stock are entitled to one vote for each share held at all meetings of stockholders. The number of authorized shares of Class A Common Stock and Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

1 The reclassification of our Class A Common Stock and Class B Common Stock as a single class of Common Stock would occur if Proposal 4 in this proxy statement were to be approved by our stockholders.

2 The increase in our authorized Common Stock to 100,000,000 shares would occur if Proposal 4 in this proxy statement were to be approved by our stockholders.

(3) Dividends. Dividends may be declared and paid on Class A Common Stock and Class B Common Stock from funds lawfully available therefor, as and when determined by the board of directors and subject to any preferential dividend rights of any series of Preferred Stock than outstanding; provided that identical dividends or distributions per share are declared and paid concurrently upon the shares of Class A Common Stock and Class B Common Stock.
In the case of distributions payable in shares of Common Equity of the Corporation, only shares of Class A Common Stock shall he distributed with respect to Class A Common Stock and only shares of Class B Common Stock shall be distributed with respect to Class B Common Stock. In the case of dividends or other distributions consisting of securities convertible into, or exchangeable for, or options, warrants or other rights to purchase Common Equity of the Corporation, the Corporation shall provide that such convertible or exchangeable securities or such options. warrants or other rights to convert into, exchange for or purchase Common Equity shall be for shares of Class A Common Stock, in the case of holders of Class A Common Stock, and shares of Class B Common Stock, in the case of holders of Class B Common Stock but shall in all other respects be identical.

(4) Stock Split. Combinations and the Like. Neither the Class A Common Stock nor the Class B Common Stock shall be split, combined or subdivided unless at the same time there shall be a proportionate split, combination or subdivision of such other class,

(5) Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably all assets of the Corporation available for distribution to stockholders of the Corporation, subject to any preferential rights of any series of Preferred Stock then outstanding.

(6) Automatic Conversion. Each outstanding share of Class B Common Stock shall automatically be converted into a share of Class A Common Stock upon the earlier to occur of (i) October 31, 2000 and (ii) such time as the closing price for the Class A Common Stock on the Nasdaq Stock Market (or, if the Class A. Common Stock is not traded on the Nasdaq Stock Market the principle market or exchange on which such shares are traded, if any) shall equal or exceed $8.00 per share for a period of ten (10) consecutive trading days. Following any such automatic conversion, the share or shares of Class B Common Stock so converted shall cease to be outstanding, notwithstanding the fact that the holder or holders may not have surrendered the certificate or certificates representing such Class B Common Stock for conversion, and such certificate or certificates shall thereafter represent solely the right to receive a certificate or certificates for Class A Common Stock issuable on conversion of the Class B Common Stock so convened, upon surrender of such certificate or certificates to the Corporation, of the certificate or certificates for the Class B Common Stock so converted.

(7) Reservation of Shares. The Corporation shall at all times reserve and keep available out of the authorized and unissued shares of Class A Common Stock, solely for the purposes of effecting the conversion of the outstanding Class B Common Stock, such number of shares of Class A Common Stock as shall front time to time be sufficient to effect conversion of all outstanding shares of Class B Common Stock.

(8) Retirement of Class B Common Stock. Each share of Class B Common Stock issued by the Corporation, if reacquired by the Corporation (whether by repurchase. conversion into Class A Common Stock or otherwise) shall upon such reacquisition, be retired and may not be reissued thereafter.

(ii) If Proposal 4 in this proxy statement is approved by our stockholders, the current Article Fourth of the Certificate of Incorporation would be replaced by a new Article Fifth, Section (a) of which would read as follows:

(b) COMMON STOCK

(1) Voting. Holders of Common Stock are entitled to one vote for each share held at all meetings of stockholders. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the capital stock of the Corporation entitled to vote voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

(2) Dividends. Dividends may be declared and paid on Common Stock from funds lawfully available therefor, as and when determined by the board of directors and subject to any preferential dividend rights of any series of Preferred Stock then outstanding.

(3) Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive ratably all assets of the Corporation available for distribution to stockholders of the Corporation, subject to any preferential rights of any series of Preferred Stock then outstanding.

4. Amendment to Article Fifth

Article Fifth of the Certificate of Incorporation currently reads as follows:

FIFTH: Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of the general meeting.

If Proposal 7 in this proxy statement is approved by our stockholders, Article Fifth of the Certificate of Incorporation would be removed from the Certificate of Incorporation.

5. Amendments to Article Sixth

Paragraphs (c) through (e) of Article Sixth of the Certificate of Incorporation currently read as follows:

(c) CLASSES OF DIRECTORS

The board of directors shall be divided into three classes, consisting of Class I, Class II and Class III. No class of directors shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, except as otherwise may be provided from time to time by the board of directors.

(d) TERMS OF OFFICE

Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each initial director in Class I shall serve for a term ending on the date of the annual meeting of stockholders in 1999, each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 2000 and each initial director in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 2001 and provided further that the term of each director shall be subject to the election and qualification of a successor to such director and to the earlier death, resignation or removal of such director.

(e) ALLOCATION OF DIRECTORS AMONG CLASSES UPON CHANGES IN AUTHORIZED NUMBER OF DIRECTORS

In the event of any increase or decrease in the authorized  number of directors,
(1) each director then serving shall continue as a director of the class of which such director is a member and (2) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the board of directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation and any newly eliminated directorships shall be subtracted from those classes whose terms of offices are to expire at the earliest dates following such allocation, except as otherwise may be provided from time to time by the board of directors.

If Proposal 6 in this proxy statement is approved by our stockholders, paragraphs (c) through (e) of the current Article Sixth of the Certificate of Incorporation would be replaced with the following paragraph (c) of a new Article Seventh:

(c) TERMS OF OFFICE

Each director shall serve for a term ending on the date of the annual meeting following the annual meeting at which such director was elected; provided, that the term of each director shall be subject to the election and qualification of a successor to such director and to the earlier death, resignation or removal of such director.

                                   Appendix C

                               Proposed Amendments
                                 to the By-Laws
                       of Cedric Kushner Promotions, Inc.

In Proposals 6 and 7 in this proxy statement, your Board of Directors has recommended that you vote in favor of the amendments to the Company's By-Laws set forth below.

1. Removal of Section 3.16

Section 3.16 of the By-Laws currently reads as follows:

3.16 Action Without Meetings. Stockholders may not take any action by written consent in lieu of a meeting.

If Proposal 7 in this proxy  statement  is approved  by our  stockholders,  this
Section 3.16 would be removed from the By-Laws.

2. Amendment of Sections 4.4 and 4.5

Sections 4.4 and 4.5 of the By-Laws currently read as follows:

4.4 Classes of Directors. The board of directors shall be divided into three classes, consisting of Class I, Class II and Class III. No class of directors shall have more than one director more than any other class. If a fraction is contained in the quotient arrived at by dividing the designated number of directors by three, then, if such fraction is one-third, the extra director shall be a member of Class I, and if such fraction is two-thirds, one of the extra directors shall be a member of Class I and one of the extra directors shall be a member of Class II, except as otherwise may be provided from time to time by the board of directors.

4.5 Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided that each initial director in Class I shall serve for a term ending on the date of the annual meeting of stockholders in 1999, each initial director in Class II shall serve for a term ending on the date of the annual meeting of stockholders in 2000 and each initial director in Class III shall serve for a term ending on the date of the annual meeting of stockholders in 2001 and provided further that the term of each director shall be subject to the election and qualification of a successor to such director and to the earlier death, resignation or removal of such director.

If Proposal 6 in this proxy statement is approved by our stockholders, the current Sections 4.4 and 4.5 of the By-Laws would be replaced by the following new Section 4.4:

4.4 Terms of Office. Each director shall serve for a term ending on the date of the annual meeting following the annual meeting at which such director was elected; provided, that the term of each director shall be subject to the election and qualification of a successor to such director and to the earlier death, resignation or removal of such director.

                                   Appendix D


                                    CKP, INC.

                             2002 STOCK OPTION PLAN

1. Purpose. The purpose of this Plan is to advance the interests of CKP, Inc., a Delaware corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide management services and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

2. Definitions. As used herein, the following terms shall have the meaning indicated:

(a) "Authorized Amount" shall have the meaning set forth in
Section 3.

(b) "Board" shall mean the Board of Directors of the Company.

(c) "Cause" shall mean an Optionee's willful misconduct, gross negligence or willful and material breach of his or her employment agreement with the Company or a Subsidiary.

(d) "Change in Control" shall mean:

(i) Any of the following transactions or occurrences:
(A) unless subsequently rescinded or unconsummated, approval by the stockholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction; (B) a liquidation or dissolution of the Company; or (C) the sale of all or substantially all of the assets of the Company;

(ii) The cessation for any reason of individuals who, as of the date on which the Option is granted hereof, constitute the Board (the "Incumbent Board"), to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the

Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(iii) The acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest"), excluding, for this purpose, any acquisitions by (A) the Company or its Subsidiaries, (B) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a Controlling Interest or (C) any employee benefit plan of the Company or its Subsidiaries.

(e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

(f)  "Committee"  shall mean the  committee  appointed by the Board  pursuant to
Section 13(a) hereof, or, if such committee is not appointed, the full Board.

(g) "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

(h) "Company" shall mean CKP, Inc., a Delaware corporation.

(i) "Director" shall mean a member of the Board.

(j) "Effective Date" shall mean ___________ ___, 2002.

(k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(l) "Fair Market Value" of a Share on any date of reference shall mean, (i) if the Stock is listed on a national securities exchange, the average of the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; (iii) if the Common Stock is neither listed on any national securities exchange nor quoted on NASDAQ, but is traded over-the-counter, the mean of the bid and asked prices per share on the date of grant of the option; and (iv) in all other cases, the amount determined by the Committee in good faith to be the fair market value of such Share.

(m) "ISO" shall mean an incentive stock option as defined in Section 422 of the Code. (n) "NQO" shall mean an Option that is not an ISO.

(o) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-B under the Securities Act of 1933, as amended (17 C.F.R. ss. 228.401(b)) the Company identifies a person as a "significant employee," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

(p) "Option" (when capitalized) shall mean any option to acquire Common Stock granted under this Plan.

(q) "Option Agreement" means an agreement between the Company and an Optionee pursuant to which an Option is granted.

(r) "Optionee" shall mean a person to whom an Option is granted or any person who succeeds to the rights of such person pursuant to this Plan.

(s) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 under the Exchange Act.

(t) "Outside Option" shall mean an option to acquire capital stock of the Company granted pursuant to a stock option plan of the Company or any of its "subsidiary corporations" (as defined in Section 424 of the Code) other than this Plan.

(u) "Person" shall mean any individual, corporation, partnership, association, trust or other entity or organization, including a governmental or political subdivision or any agency or institution thereof.

(v) "Plan" shall mean this Stock Option Plan.

(w) "Share" shall mean a share of Common Stock.

(x) "Subsidiary" shall mean any Person more than 50% of the total combined voting power of whose equity securities is directly or indirectly owned by the Company.

3. Shares Available for Option Grants. Subject to Section 10(a)(i), the Committee may grant to Optionees from time to time Options to purchase an aggregate of up to 1,000,000 (one million) authorized and unissued Shares (the "Authorized Amount"). If any Option granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

4. Incentive and Non-Qualified Options.

(a) An Option granted hereunder shall be either an ISO or a NQO as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an ISO or NQO. ISOs may not be granted to any person who is not an employee of the Company or any Subsidiary.

(b) Options initially exercisable by an Optionee during a given calendar year which would otherwise qualify as ISOs hereunder will not be treated as ISOs to the extent that the Fair Market Value (determined as of the grant date) of the Shares for which such Options are exercisable, together with the Fair Market Value of all shares of capital stock for which any Outside Options are initially exercisable by such Optionee during such calendar year, exceeds $100,000.

5. Conditions for Grant of Options.

(a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be either (i) regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, or (ii) Directors who are not employees of the Company or of any Subsidiaries.

(b) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or its
Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. In granting Options under the Plan, the Committee may from time to time prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation,
(i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time; provided, that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

(c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

(d) Notwithstanding any other provision of this Plan, an ISO shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any of its "subsidiary corporations" (as defined in Section 424 of the Code) as at the date of grant), unless (i) the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted and (ii) such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

6. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but shall not be less than the par value per Share; provided, that in no event shall the exercise price per Share of any ISO be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

7. Exercise of Options. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option, as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee and may, in the discretion of the Committee, consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for a financial accounting purposes a change for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee deems appropriate, or by a combination of the above. In the case of an ISO, the permissible methods of payment shall be specified at the time the Option is granted. The Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate not less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require.

No Optionee shall be deemed to be a holder of any Shares subject to an Option, or to have any of the rights associated with holding such Shares, unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 10 hereof.

8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 8.

(a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of ten (10) years from the date of grant of the Option.

(b) If and to the extent provided in any Option Agreement, in the event of a Change in Control, or in the event that the Committee exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof, the Committee may, within its discretion, accelerate the vesting and exercisability of any Option.

(c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9. Termination of Option Period.

(a) Unless otherwise provided in any Option agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(i) three (3) months after the date on which the Optionee's employment is terminated other than by reason of (A) termination for Cause, (B) a mental or physical disability (within the meaning of Code Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

(ii) immediately upon the termination of the Optionee's employment for Cause;

(iii) twelve (12) months after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee;

(iv) (A) twelve (12) months after the date of termination of the Optionee's employment by reason of death of the employee, or, if later, (B) three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified in Subsection 9(a)(iii) hereof or the three-month period specified in Subsection 9(a)(i) hereof ; or

(v) immediately in the event that the Optionee shall file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or stockholders.

(b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (A) the liquidation or dissolution of the Company, or (B) any transaction of the type described in clauses (i) or (iii) of the definition of "Change in Control" in Section 2, unless the Company, its successor or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) hereof, and (ii) the Committee in its sole discretion may by written notice (a "Cancellation Notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

10. Adjustment of Shares.

(a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issuFed and outstanding Shares through the declaration of a stock dividend or through any recapitalization, stock split, stock combination or exchange of Shares, then and in such event:

     (i) appropriate adjustment shall be made to the Authorized Amount and the class of securities reserved in connection therewith, so that, subsequent to such transaction, the Authorized Amount shall be equal such number and class of securities as would be distributed in connection with such transaction to the holder of a number of Shares equal to the Authorized Amount immediately prior to such transaction.

     (ii) the Board or the Committee may, in its discretion, adjust the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that so that, subsequent to such transaction, (A) the number of Shares subject to such Option shall be equal to such number of Shares as would be distributed in connection with such transaction to the holder an of equivalent number of Shares immediately prior to such transaction and (B) the aggregate exercise price of the Shares subject to such Option shall not be affected by such transaction.

(b) Unless otherwise provided in any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

(c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's stockholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of such transaction.

(d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

(e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

11. Transferability of Options and Shares. No ISO, and unless the prior written consent of the Committee is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act, no NQO, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a NQO that has been assigned or transferred with the prior written consent of the Committee, only by the permitted assignee.

12. Issuance of Shares.

(a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

(b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings as the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation, including, but not limited to, the following:

(i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that the Shares to be issued pursuant to such Option are being acquired by the Optionee for investment and not with a view to, or for sale in connection with, the distribution of any such Shares;

(ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any corporation or securities laws deemed by the Committee to be applicable to the issuance and transfer of such Shares; and

(iii) an agreement that, upon the Company's request in contemplation of an underwritten offering of the Company's securities, the Optionee shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company, the Optionee will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, the Shares granted pursuant to an Option without the Company's prior written consent.

13. Administration of the Plan.

(a) The Plan shall be administered by the Committee, which shall be composed of two or more Directors. If the Committee is not the full Board, (i) the membership of the Committee shall be constituted so as to comply at all times with the then-applicable requirements for Outside Directors of Rule 16b-3 under the Exchange Act and Section 162(m) of the Code and (ii) the Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

(b) The Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

(c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Committee's determinations and its interpretation and construction of any provision of the Plan or any Option shall be final and conclusive.

(d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or
(ii) without a meeting by the written approval of a majority of the members of the Committee.

14. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any
Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

15. Interpretation.

(a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with such Rule, such provision shall be deemed null and void to the extent required to permit the Plan to comply with such Rule. The Committee may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

(b) The Plan and any Option agreements entered into pursuant to the Plan shall be administered and interpreted so that all ISOs granted under the Plan will qualify as ISOs under Section 422 of the Code. If any provision of the Plan or any such Option agreement should be held invalid for the granting of ISOs or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan and the Option agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option agreement.

(c) This Plan shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws provisions thereof.

(d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

(e) Any reference to the masculine, feminine or neuter gender shall be a reference to such other genders as is appropriate.

16. Amendment and Discontinuation of the Plan. The Committee may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's stockholders if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 under the Exchange Act, or to comply with Section 162(m) of the Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of such Optionee.

17. Effective Date and Termination Date. The expiration date of the Plan, on and after which no Options may be granted, shall be the tenth anniversary of the Effective Date; provided, that the administration of the Plan shall continue in effect until all matters relating to Options previously granted have been settled.


                                      * * *

                         CEDRIC KUSHNER PROMOTIONS, INC.
                     1414 Avenue of the Americas, Suite 406
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Cedric Kushner and James DiLorenzo, or either of them, as attorneys-in-fact and proxies to vote all shares of common stock, $0.01 par value, of Cedric Kushner Promotions, Inc., a Delaware corporation which are outstanding and issued in the name of the undersigned and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on October 25, 2004 at 12:00 p.m. local time, at the offices of Sichenzia Ross Friedman, Ference, LLP, 1065 Avenue of the Americas, New York, New York 10018, and any postponement or adjournment thereof. The undersigned hereby instructs and authorizes these attorneys-in-fact to vote the shares as indicated on the following pages of this proxy.

The shares represented by this proxy will be voted in accordance with the instructions contained on the following pages. If no instructions are given, the shares will be voted "FOR" approval of the matters to be voted on at the Annual Meeting, as fully described in the Notice of the Annual Meeting of Stockholders and accompanying proxy statement, which the undersigned has received together with this form of proxy.

If there is proposed any adjournment or postponement of the Annual Meeting to permit further solicitation of proxies with respect to approval of the matters to be voted on at the Annual Meeting, the shares will be voted "FOR" adjournment or postponement if the shares represented by this proxy were to be voted "FOR" approval of the matters to be voted on at the Annual Meeting (including if there were no specifications), and "AGAINST" adjournment or postponement if the shares represented by this proxy were to be voted "AGAINST" approval of the matters to be voted on at the Annual Meeting.

              (Continued on pages 2 - 4 and to be signed on page 4)

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE PROPOSALS DESCRIBED BELOW ARE IN YOUR BEST INTERESTS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 THROUGH 9.

Please mark your vote as indicated in the example: /X/

1. A vote to elect two  directors to hold office until the 2005 Annual  Meeting:
01 - Cedric Kushner; 02 - James DiLorenzo;

/ / For All Nominees

/ / Withhold All Nominees

/ / Withhold Authority To Vote For Any Individual Nominee.
                                    (Write Number(s) of Nominees Below)

                                (Use Number Only)


                                                                               FOR      AGAINST         ABSTAIN
2.    Amendment of the Company's Certificate of Incorporation to delete any reference to the Company's business purpose as relating to golfing equipment or apparel.
                                                                               /  /      /  /             /  /

3.    Amendment of the Company's Certificate of Incorporation to reclassify the
      Company's Class A Common Stock and Class B Common Stock as a Single Class
      of Common Stock.
                                                                               /  /      /  /             /  /

              (Continued on pages 3 - 4 and to be signed on page 4)

                                                                               FOR      AGAINST         ABSTAIN

4.    Amendment of the Company's Certificate of incorporation
      to increase the Company's authorized shares of Common Stock to 100,000,000 shares.
                                                                               /  /      /  /             /  /
5.    Amendment of the Company's Certificate of Incorporation
      and By-Laws to replace the Company's classified Board of
      Directors with an unclassified Board of Directors.
                                                                               /  /      /  /             /  /

6.    Amendment of the Company's Certificate of Incorporation
      and By-Laws to permit the Company's stockholders to take
      action by written consent in lieu of a meeting.
                                                                               /  /      /  /             /  /
7.    Adoption of the Company's 2002 Stock Option Plan.
                                                                               /  /      /  /             /  /

8.    Ratification of the appointment of Wolinetz, Lafazan & Company,
      P.C. as independent auditors for the Company for the current fiscal year.
                                                                               /  /      /  /             /  /

                     (Continued and to be signed on page 4)



                                                                               FOR      AGAINST         ABSTAIN
9. To transact such other business as may properly be
      presented at the Annual Meeting or any adjournment or
      postponement thereof.
                                                                               /  /      /  /             /  /

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, PREPAID RETURN ENVELOPE SO THAT YOUR SHARES CAN BE REPRESENTED AT THE ANNUAL MEETING.

RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY MAY BE REVOKED PRIOR TO ITS USE. PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE

SIGNATURE(S) OF STOCKHOLDER(S)

                                     DATED:

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.